PARTICIPATION AGREEMENT
                          (Apple South Trust No. 97-1)

                         Dated as of September 24, 1997

                                      among

                               APPLE SOUTH, INC.,
                                 as the Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
       not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Apple South Trust No. 97-1,

                             SUNTRUST BANK, ATLANTA,
                                   as Holder,

                             SUNTRUST BANK, ATLANTA,
                            as Administrative Agent,

                                       and

        certain financial institutions from time to time parties hereto, as Lenders







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                                TABLE OF CONTENTS


SECTION 1.        DEFINITIONS; INTERPRETATION OF THIS AGREEMENT................2
                  1.1      Definitions.........................................2
                  1.2      Directly or Indirectly..............................2

SECTION 2.        FUNDING OF LOANS AND ADVANCES; PURCHASE OF EQUIPMENT;
                  PARTICIPATION IN THE EQUIPMENT COST; CLOSING; TRANSACTION
                  COSTS........................................................2
                  2.1      Funding of Loans and Advances; Purchase.............2
                  2.2      Participation in Equipment Cost.....................3
                  2.3      Closing Date; Commencement Dates; Procedures for
                           Participation.......................................4
                  2.4      Directions to Owner Trustee and Administrative
                           Agent; Satisfaction of Conditions...................6
                  2.5      Expenses; Fees......................................7

SECTION 3.        REPRESENTATIONS AND WARRANTIES...............................8
                  3.1      Representations and Warranties of the Owner Trustee.8
                  3.2      Representations and Warranties of the Lessee as of
                           the Closing Date...................................11
                  3.3      Representations and Warranties of the Lessee as of
                           Each Commencement Date.............................15

SECTION 4.        CLOSING CONDITIONS..........................................16
                  4.1      Conditions Precedent to the Obligations of Parties
                           other than the Lessee on the Closing Date..........16
                  4.2 Conditions Precedent to the Obligations of the Parties other than the Lessee on each Commencement
                           Date...............................................18
                  4.3      Conditions Precedent to the Obligation of the
                           Lessee on the Closing Date.........................21
                  4.4      Conditions Precedent to the Obligations of the
                           Lessee on each Commencement Date...................22

SECTION 5.        COVENANTS OF THE LESSEE.....................................23
                  5.1      Information........................................23
                  5.2      Inspection of Property, Books and Records..........25
                  5.3      Adjusted Funded Debt/Adjusted Capitalization Ratio.25
                  5.4      Minimum Stockholder's Equity.......................25
                  5.5      Fixed Charge Coverage Ratio........................26
                  5.6      Total Funded Debt/Cash Flow Coverage Ratio.........26
                  5.7      Negative Pledge....................................26
                  5.8      Maintenance of Existence...........................27
                  5.9      Dissolution........................................27

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                  5.10     Consolidations, Mergers and Sales of Assets........27
                  5.11     Investments........................................27
                  5.12     Compliance with Laws; Payment of Taxes.............30
                  5.13     Maintenance of Property............................30
                  5.14     Insurance..........................................30
                  5.15     Change in Fiscal Year..............................30
                  5.16     Environmental Notices..............................30
                  5.17     Environmental Matters..............................31
                  5.18     Environmental Releases.............................31
                  5.19     Subsidiary Debt....................................31
                  5.20     Change of Chief Executive Office...................31
                  5.21     Lien Searches......................................32
                  5.22     Classification of Equipment........................32
                  5.23     Lien Perfection Filings............................32
                  5.24     Allocation of Equipment Cost among the States
                           and Counties.......................................32
                  5.25     UCC Filing Amendments..............................32

SECTION 6.        OTHER COVENANTS AND AGREEMENTS..............................33
                  6.1      Restrictions on Transfer...........................33
                  6.2      Lessor's Liens Attributable to the Holders.........35
                  6.3      Lessor's Liens Attributable to the Owner Trustee...36
                  6.4      Liens Created by the Lenders.......................36
                  6.5      Liens Created by the Administrative Agent..........37
                  6.6      Covenants Restricting the Owner Trustee............37
                  6.7      Covenants of All Parties Regarding Operative
                           Agreements.........................................39
                  6.8      Rent Sufficiency...................................39
                  6.9      Receipts Distribution and Application of Income....39
                  6.10     Acceleration Upon Certain Events of Default........42

SECTION 7.        LESSEE'S INDEMNITIES........................................42
                  7.1      General Tax Indemnity..............................42
                  7.2      Special Income Tax Indemnity.......................46
                  7.3      General Indemnification and Waiver of Certain
                           Claims.............................................47

SECTION 8.        YIELD PROTECTION; TAXES; COMPENSATION.......................49
                  8.1      Yield Protection Provisions........................49
                  8.2      Withholding Taxes..................................51
                  8.3      Compensation.......................................54

SECTION 9.        MISCELLANEOUS...............................................54
                  9.1      Consents...........................................54
                  9.2      Appointment of Agent...............................54
                  9.3      Notices............................................55

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                  9.4      Successors and Assigns.............................56
                  9.5      Governing Law; Submission To Jurisdiction..........57
                  9.6      Severability.......................................58
                  9.7      Counterparts.......................................58
                  9.8      The Lessee's Right to Quiet Enjoyment..............59
                  9.9      Limitations of Liability...........................59
                  9.10     Confidentiality....................................59
                  9.11     Effectiveness and Survival of Indemnities..........60
                  9.12     Compliance Certificate.............................60


                                       iii

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ATTACHMENTS

Attachment A          -           Form of Certificate of Delivery and Acceptance
Attachment B          -           Form of Compliance Certificate
Attachment C          -           Form of Assignment and Assumption Agreement

SCHEDULES

Schedule 3.2(h)       -           List of Subsidiaries
Schedule 5.7          -           List of Existing Liens


APPENDIX A - Definitions


                                       iv

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                             PARTICIPATION AGREEMENT
                           Apple South Trust No. 97-1


     THIS  PARTICIPATION  AGREEMENT  (Apple  South  Trust No.  97-1) dated as of
September 24, 1997 (as amended, modified, supplemented, restated and for replaced from time to time, the "Agreement"), is among (i) APPLE SOUTH, INC., a corporation organized and existing under the Laws of Georgia (herein, together with its successors and assigns permitted hereunder, called the "Lessee"), (ii) FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("First Security"), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Apple South Trust No. 97-1 (herein in such capacity, together with its successors and assigns permitted hereunder, called the "Owner Trustee"), (iii) SUNTRUST BANK, ATLANTA, a banking corporation organized and existing under the Laws of Georgia, in its capacity as the holder of the beneficial interest in the trust estate established under Apple South Trust No. 97-1 (in such capacity as of the date hereof, the "Holder", and together with its successors and assigns permitted hereunder, called the "Holders"), (iv) the financial institutions now and from time to time parties hereto (each herein in such capacity, together with its successors and assigns permitted hereunder, called a "Lender" and collectively, the "Lenders"), and (v) SUNTRUST BANK, ATLANTA, a banking corporation organized and existing under the laws of Georgia, ("SunTrust"), as collateral agent and administrative agent for the Lenders and the Holders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Holders have entered into that certain Trust Agreement (Apple South Trust No. 97-1) dated as of the date hereof (as amended, modified, supplemented, restated and/or replaced from time to time, the "Trust Agreement") with the Owner Trustee pursuant to which the Owner Trustee agrees, among other things,
(a) to hold the Trust Estate for the benefit of the Holders thereunder on the terms specified in the Trust Agreement and (b) subject to the terms and conditions hereof, to purchase the Equipment from each applicable Seller and concurrently therewith lease such Equipment to the Lessee;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Trustee is authorized and directed (a) to accept delivery from time to time of any and all title transfer documents evidencing the purchase of each Unit by the Owner Trustee, and (b) to execute and deliver the Lease relating to the Equipment pursuant to which the Owner Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, each Unit to be delivered on the applicable Commencement Date, such lease of Equipment to be evidenced by the execution and delivery of a Lease Schedule or a Lease Replacement Schedule, as the case may be, to the Lease;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee has entered into the Loan Agreement with the Lenders and the Administrative Agent pursuant to which the Owner Trustee agrees, among other things, to issue the Notes to the Lenders as evidence of the Owner Trustee's indebtedness in respect of the Loans made under the

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Loan  Agreement,  which Notes are to be secured  by,  among  other  things,  the
Equipment and certain of the Lessee's obligations under the Lease;

     WHEREAS, the proceeds from the Loans will be applied, together with the equity contributions made by the Holders pursuant to this Agreement and the Trust Agreement, to effect the purchase of the Equipment by the Owner Trustee contemplated hereby.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:


            SECTION 1. DEFINITIONS; INTERPRETATION OF THIS AGREEMENT

                                1.1 Definitions.

     The capitalized terms used in this Agreement (including the foregoing recitals) and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto, unless the context hereof shall otherwise require. The "General Provisions" of Appendix A hereto are hereby incorporated herein by this reference.

                           1.2 Directly or Indirectly.

     Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


        SECTION 2. FUNDING OF LOANS AND ADVANCES; PURCHASE OF EQUIPMENT;
                  PARTICIPATION IN THE EQUIPMENT COST; CLOSING;
                                TRANSACTION COSTS

            2.1 Funding of Loans and Advances; Purchase of Equipment.

     The Loans and Holder Advances shall be made, at the request of the Lessee, on any Commencement Date, in accordance with the terms hereof; provided, it is understood and agreed that (a) no such Loan or Holder Advance shall be made subsequent to the Commitment Expiration Date and (b) the aggregate amount of Loans and Holder Advances requested by the Lessee shall be in an amount of (1) at least $1,000,000 on the first Commencement Date and (2) at least $3,000,000 on each subsequent Commencement Date, unless the remaining unfunded portion of the Commitments is less than $3,000,000, in which case the aggregate amount of Loans and Holders Advances may be the amount of such unfunded portion of the Commitments.

Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Owner Trustee agrees to purchase from the applicable Seller on the applicable Commencement Date the Units of such Seller described in the applicable Certificate of Delivery and Acceptance delivered pursuant to Section 2.3(b), and in connection therewith, the Owner Trustee agrees to pay to such Seller, or at the request of the Lessee to reimburse the Lessee for, the cost for each such Unit as specified in the Certificate of Delivery and Acceptance therefor; provided, however, that the Owner Trustee shall not be obligated to purchase on any Commencement Date any Unit that is destroyed, damaged, defective, in unsuitable condition or otherwise unacceptable to the Lessee for lease pursuant to the Lease. Each Seller shall deliver its respective Units to the Owner Trustee (or its designee) and the Owner Trustee (or its designee) shall accept such delivery of all the Equipment on a Commencement Date not later than the Commitment Expiration Date.

                      2.2 Participation in Equipment Cost.

     (a) Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, on each applicable Commencement Date, each Holder hereby agrees that it shall participate in the payment of the Equipment Cost for the Units delivered on such Commencement Date by making a Holder Advance to the Owner Trustee (payable to the Administrative Agent for the benefit of the Owner Trustee) in an amount equal to the product of the Equity Percentage of the aggregate Equipment Cost for the Units delivered on such Commencement Date and such Holder's Pro Rata Share percentage set forth opposite such Holder's name on the signature pages of the Trust Agreement (collectively, the "Aggregate Holder Funded Amount"). The Lessee shall not request, pursuant to a Certificate of Delivery and Acceptance or otherwise, that the Owner Trustee obtain a Holder Advance (and the Holders shall have no obligation to make any Holder Advances regarding any Equipment) in excess of the unused portion of the Holder Commitments. Each Holder shall pay its respective portion of the Aggregate Holder Funded Amount required on each applicable Commencement Date to the Administrative Agent to be held and applied by the Administrative Agent toward the payment of the Equipment Cost for the Units accepted on such Commencement Date as provided in Section 2.3.

     (b) Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, on each applicable Commencement Date, each Lender hereby agrees that it shall participate in the payment of the Equipment Cost for the Units delivered on such Commencement Date by making a Loan Advance to the Owner Trustee (payable to the Administrative Agent for the benefit of the Owner Trustee) in an amount equal to the product of the Debt Percentage of the aggregate Equipment Cost for the Units delivered on such Commencement Date and the Lender's Pro Rata Share percentage set forth opposite such Lender's name on the signature pages of the Loan Agreement (collectively, the "Aggregate Lender Funded Amount"). The Lessee shall not request, pursuant to a Certificate of Delivery and Acceptance or otherwise, that the Owner Trustee obtain a Loan (and the Lenders shall have no obligation to make any Loan Advances regarding any Equipment) in excess of the unused portion of the Lender Commitments. Each Lender shall pay its respective portion of the Aggregate Lender Funded Amount required on each applicable Commencement Date to the Administrative Agent to be held and applied by the Administrative Agent toward the payment of the Equipment Cost for the Units accepted on such Commencement Date as provided in Section 2.3.

       2.3 Closing Date; Commencement Dates; Procedures for Participation.

     (a) All documents and instruments required to be delivered on the Closing Date shall be delivered on or prior to such date at the office of King & Spalding, 191 Peachtree Street., N.E., Atlanta, Georgia 30303 or at such other location as may be determined by the Owner Trustee, the Administrative Agent and the Lessee.

     (b) Not later than 11:00 A.M., Eastern time, on the fifteenth Business Day preceding each applicable Commencement Date, the Lessee shall deliver to the Administrative Agent, on behalf of the Owner Trustee, the Holders and the Lenders (1) a certificate substantially in the form attached as Attachment A (a "Certificate of Delivery and Acceptance") setting forth the information requested therein, including without limitation a requested Commencement Date and a description of any Units that the Lessee requests be purchased and leased to it by the Owner Trustee on the Commencement Date (including the location of each such Unit by county and state) and (2) the original invoices respecting the Units of Equipment described in such Certificate of Delivery and Acceptance, which invoices must reference (to the extent available), for each Unit, the make, model, serial number, and registration number and Equipment Cost of such Units. Such Certificate of Delivery and Acceptance and original invoices must be complete in all material respects and in form and substance reasonably satisfactory to the Administrative Agent in its sole discretion.

     (c) If the Certificate of Delivery and Acceptance and original invoices are reasonably satisfactory to the Administrative Agent in its sole discretion, not later than 3:00 P.M. Eastern time, three Business Days prior to the applicable Commencement Date, the Administrative Agent shall deliver to the Holders, the Owner Trustee and the Lenders, by facsimile or other form of telecommunication or telephone (to be promptly confirmed in writing), a copy of the Certificate of Delivery and Acceptance together with a statement prepared by the Administrative Agent (the "Funding Statement") setting forth (1) the date on which each Lender shall be obligated to fund its portion of the Aggregate Lender Funded Amount unless it has notified the Administrative Agent that a condition to funding has not been met, (2) the Aggregate Holder Funded Amount required to be advanced on such Commencement Date and each Holder's portion thereof, (3) the Aggregate Lender Funded Amount required to be advanced on such Commencement Date and each Lender's portion thereof and (4) the Scheduled Payment Dates and the Base Loan Installments for such Loan (including the Scheduled Principal Installment and the Scheduled Interest Installment portions thereof).

     (d) Prior to 11:00 A.M., Eastern time on the applicable Commencement Date, each Holder shall make its respective portion of the Aggregate Holder Funded Amount required to be paid on such Commencement Date available to the Administrative Agent, and each Lender shall make its respective portion of the Aggregate Lender Funded Amount for the Equipment Cost required to be paid on such Commencement Date available to the Administrative Agent, in each case, by transferring or delivering such amounts, in funds immediately available on such Commencement Date, to the Administrative Agent. The making available by a Holder or a Lender of its respective portion of the Aggregate Holder Funded Amount or Aggregate Lender Funded Amount for the Equipment Cost, as the case may be, shall be deemed a consent to the terms set forth in the Certificate of Delivery and Acceptance and the Funding Statement by such Holder or Lender.

     (e) Upon receipt by the Administrative Agent on each applicable Commencement Date of the full amount of the Aggregate Holder Funded Amount and the Aggregate Lender Funded Amount in respect of the Units delivered on such Commencement Date, the Administrative Agent on behalf of the Owner Trustee shall, subject to the conditions set forth in Section 4 having been fulfilled to the satisfaction of the Owner Trustee, the Holders, the Lenders and the Administrative Agent or waived by such parties as appropriate, pay to the applicable Seller, or at the request of the Lessee reimburse the Lessee, from the funds then held by the Administrative Agent, in immediately available funds, an amount equal to the Equipment Cost for the Units delivered by the applicable Seller on such Commencement Date, and simultaneously therewith, (i) the Lessee, individually and as authorized representative of the Owner Trustee (the making available by the Holders of the Aggregate Holder Funded Amount to be paid on such Commencement Date shall constitute their agreement to permit the Lessee to act as the authorized representative of the Owner Trustee), shall be deemed to have confirmed acceptance of such Units from the applicable Seller for all purposes as among the Owner Trustee and the Lessee (except that there shall not be any waiver of claims by any Person as against the applicable Seller as a result thereof), such confirmation to be conclusively evidenced by the execution and delivery by the Lessee or its authorized representative of the Certificate of Delivery and Acceptance, (ii) the Lessee shall cause to be delivered to the Owner Trustee (or its designee) all title transfer documents which are legally sufficient to evidence the purchase and the transfer of good and marketable title in the Units to the Owner Trustee and (iii) the Owner Trustee shall, pursuant to the Lease, lease the Units delivered on such Commencement Date to the Lessee, and the Lessee, pursuant to the Lease, shall accept delivery of the Units under the Lease (such lease, delivery and acceptance of the Units under the Lease being conclusively evidenced by the execution and delivery by the Lessee and the Owner Trustee of a Lease Schedule to the Lease concerning such Units so delivered). Each of the Lessee, the Holders, the Owner Trustee, the Lenders and the Administrative Agent hereby agree to take all actions required to be taken by such party in connection therewith and pursuant to this Section 2.3(e).

     (f) If any Lender does not fund its portion of the Aggregate Lender Funded Amount on any Commencement Date, the Administrative Agent shall, subject to the conditions set forth in Section 4 having been fulfilled to the satisfaction of the Owner Trustee, the Holders, the other Lenders and the Administrative Agent or waived by such parties as appropriate, (i) delete from the Certificate of Acceptance and Delivery and the Lease Schedule for such

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Commencement Date such Units as it shall deem appropriate in its sole discretion such that the Equipment Cost for the remaining Units is as close as possible to, but less than, the portion of the Aggregate Holder Funded Amount and the Aggregate Lender Funded Amount that the Administrative Agent has received on such Commencement Date and (ii) pay to the applicable Seller, or at the request
of  the  Lessee  reimburse  the  Lessee,   from  the  funds  then  held  by  the
Administrative Agent, in immediately available funds, an amount equal to the Equipment Cost for the Units delivered by the applicable Seller on such Commencement Date (after giving effect to the removal of Units from the
Certificate   of  Acceptance   and  Delivery  and  the  Lease  Schedule  by  the
Administrative   Agent),   and   simultaneously   therewith,   (i)  the  Lessee,
individually and as authorized representative of the Owner Trustee (the making available by the Holders of the Aggregate Holder Funded Amount to be paid on such Commencement Date shall constitute their agreement to permit the Lessee to act as the authorized representative of the Owner Trustee), shall be deemed to have confirmed acceptance of such Units from the applicable Seller for all purposes as among the Owner Trustee and the Lessee (except that there shall not be any waiver of claims by any Person as against the applicable Seller as a result thereof), such confirmation to be conclusively evidenced by the execution and delivery by the Lessee or its authorized representative of the Certificate of Delivery and Acceptance, as modified by the Administrative Agent, (ii) the Lessee shall cause to be delivered to the Owner Trustee (or its designee) all title transfer documents which are legally sufficient to evidence the purchase and the transfer of good and marketable legal title in such Units to the Owner Trustee and (iii) the Owner Trustee shall, pursuant to the Lease, lease such Units delivered on such Commencement Date to the Lessee, and the Lessee, pursuant to the Lease, shall accept delivery of such Units under the Lease (such lease, delivery and acceptance of such Units under the Lease being conclusively evidenced by the execution and delivery by the Lessee and the Owner Trustee of a Lease Schedule to the Lease (as modified by the Administrative Agent) concerning such Units so delivered). Each of the Lessee, the Holders, the Owner Trustee, the Lenders and the Administrative Agent hereby agree to take all actions required to be taken by such party in connection therewith and pursuant to this
Section 2.3(f). Upon the Administrative Agent's request, the Lessee and the Owner Trustee agree promptly to execute and deliver to the Administrative Agent a new Certificate of Acceptance and Delivery and a new Lease Schedule revised to reflect the deletion of Units from the original Certificate of Acceptance and Delivery and Lease Schedule by the Administrative Agent.

    2.4 Directions to Owner Trustee and Administrative Agent; Satisfaction of
                                   Conditions.

     (a) Each Holder agrees that the making available to the Administrative Agent on each applicable Commencement Date of its respective portion of the Aggregate Holder Funded Amount for the Units delivered on the corresponding Commencement Date in accordance with the terms of this Section 2 shall constitute the direction of such Holder to the Owner Trustee, without further act, authorization and direction by such Holder to the Owner Trustee, subject, on such Commencement Date, to the conditions set forth in Section 4 having been fulfilled to the satisfaction of such Holder or waived by the Required Holders, to take the actions specified in this Agreement and the Trust Agreement with respect to the Units on such

Commencement Date and the corresponding Commencement Date. Such Holder further agrees that the making available to the Administrative Agent on each applicable Commencement Date of its respective portion of the Aggregate Holder Funded Amount for the Units delivered on the corresponding Commencement Date in accordance with the terms of this Section 2 shall constitute (i) the direction of such Holder to the Administrative Agent to release to each applicable Seller or the Lessee (upon its request) its respective portion of the Aggregate Holder Funded Amount with respect to the Units delivered on the corresponding Commencement Date and (ii) the agreement of such Holder, without further act, notice or confirmation, that all conditions set forth in Section 4 were either met to the satisfaction of such Holder or, if not so met, were waived by it with respect to the Units; provided, notwithstanding the foregoing, such Holder shall not be deemed (pursuant to the foregoing provisions) to have waived its right after such Commencement Date to require the satisfaction of any such condition for which the Lessee was responsible unless the Required Holders shall have given the Lessee an express written waiver with respect to any such condition.

     (b) Each Lender agrees that the making available to the Administrative Agent of its respective portion of the Aggregate Lender Funded Amount for the
Units delivered on each applicable Commencement Date in accordance with the terms of this Section 2 shall constitute the direction of such Lender to the Administrative Agent, without further act, authorization and direction by such Lender to the Administrative Agent, subject, on such Commencement Date, to the conditions set forth in Section 4 having been fulfilled to the satisfaction of such Lender or waived by the Required Lenders, to take the actions specified in this Agreement and the Loan Agreement with respect to the Units on such Commencement Date. Such Lender further agrees that the making available to the Administrative Agent on each applicable Commencement Date of its respective portion of the Aggregate Lender Funded Amount for the Units delivered on the corresponding Commencement Date in accordance with the terms of this Section 2 shall constitute (i) the direction of such Lender to the Administrative Agent to release to each applicable Seller or the Lessee (upon its request) its respective portion of the Aggregate Lender Funded Amount with respect to the Units delivered on the corresponding Commencement Date and (ii) the agreement of such Lender, without further act, notice or confirmation, that all conditions set forth in Section 4 were either met to the satisfaction of such Lender or, if not so met, were waived by it with respect to the Units; provided, notwithstanding the foregoing, such Lender shall not be deemed (pursuant to the foregoing provisions) to have waived its right after such Commencement Date to require the satisfaction of any such condition for which the Lessee was responsible unless the Required Lenders shall have given the Lessee an express written waiver with respect to any such condition.

                               2.5 Expenses; Fees.

     (a) Subject to the provisions of Section 2.5(b), the Lessee agrees to pay when due the reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) of the Owner Trustee, the initial Holder and the Administrative Agent incurred in connection with the negotiation, documentation and closing of the Overall Transaction and the recording, registration and filing of documents from time to time in connection with the Overall Transaction ("Transaction Costs"). In addition, the Lessee agrees to pay as Supplemental Rent (i) all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) of the Owner Trustee and the Administrative Agent from time to time in connection with any lien searches and UCC financing statements (including preparation and filing costs) made in connection with Equipment leased hereunder after the Closing Date, (ii) all fees, costs and expenses (including without limitation, reasonable legal fees and expenses) of the Owner Trustee, the initial Holder and the Administrative Agent, and if a Default or Event of Default has occurred and is continuing, all fees, costs and expenses (including without limitation, reasonable legal fees and expenses) of all other Holders and the Lenders, from time to time in connection with (A) any supplements, amendments, modifications or alterations of any of the Operative Agreements (other than with respect to such supplements, amendments, modifications, waivers or alterations requested solely by parties to this Agreement other than the Lessee regarding matters solely for the benefit of such parties, in which case each other party requesting such supplement, amendment, modification or alteration shall bear its own fees, costs and expenses associated with such matter), (B) any enforcement action, preservation of rights, or exercise of remedies with regard to the Operative Agreements or the Overall Transaction, and (C) any disposition of any Unit, (iii) all fees payable to the Owner Trustee in accordance with the Owner Trustee Fee Schedule, (iv) the ongoing reasonable out-of-pocket fees and expenses of the Owner Trustee (including, without limitation, reasonable legal fees and expenses of the Owner Trustee) under the Operative Agreements, (v) the reasonable fees, costs and expenses of any separate Owner Trustee or co-trustee appointed pursuant to the Trust Agreement as a result of any requirement of Law or if otherwise required by any Operative Agreement or if requested or consented to by the Lessee and (vi) the Administrative Agent's Fee payable in accordance with the Fee Letter. The Lessee also agrees to pay as Supplemental Rent on the respective due date therefor from time to time the Commitment Fee.

     (b) If the transactions contemplated hereby are not consummated for any reason, the Lessee shall pay all Transaction Costs.

     (c) Notwithstanding the foregoing provisions of this Section 2.5, except as specifically provided in the Operative Agreements, the Lessee shall have no liability for any costs or expenses relating to any voluntary transfer by a Holder of a Certificate or by a Lender of a Note (other than during the occurrence and continuation of a Lease Event of Default). No such costs or expenses shall constitute Transaction Costs, and the Lessee will not have any obligation with respect to the costs and expenses resulting from any such transfer, whenever occurring.


                   SECTION 3. REPRESENTATIONS AND WARRANTIES

            3.1 Representations and Warranties of the Owner Trustee.

     The  Owner  Trustee,  both  in its  individual  capacity  and as the  Owner
Trustee, represents and warrants to the other parties to this Agreement, notwithstanding the provisions of Section 9.9 or any similar provision in any other Operative Agreement, that, as of the date hereof:

     (a) The Owner Trustee, in its individual capacity, is a national banking association duly organized and validly existing in good standing under the Laws of the United States of America, has full power and authority to carry on its business as now conducted and to enter into and perform its obligations hereunder and under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holder) has full power and authority, as the Owner Trustee or, to the extent expressly provided herein or therein, in its individual capacity, to enter into and perform its obligations under each of the Owner Trustee Agreements.

     (b) The Owner Trustee, in its individual capacity, has duly authorized, executed and delivered the Trust Agreement and (assuming the due authorization, execution and delivery of the Trust Agreement by the Holder) the Owner Trustee in its trust capacity and, to the extent expressly provided therein, in its individual capacity, has duly authorized, executed and delivered each of the other Owner Trustee Agreements to be delivered as of the Closing Date; and the Owner Trustee Agreements each constitute or when entered into will constitute a legal, valid and binding obligation of the Owner Trustee, in its individual capacity to the extent such Owner Trustee Agreements relate to the Owner Trustee in its individual capacity, enforceable against it in its individual capacity in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the rights of creditors generally and by general principles of equity.

     (c) Assuming  the due  authorization,  execution  and delivery of the Trust
Agreement by the Holders and each of the Owner Trustee Agreements to be delivered as of the Closing Date by each of the other parties thereto, each of the Owner Trustee Agreements to which it is a party constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the rights of creditors generally and by general principles of equity.

     (d) Neither the execution and delivery by the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, of the Owner Trustee Agreements, nor the consummation by the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (i) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it in its individual capacity, or (ii) violates or will violate its organizational documents or bylaws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which the Owner Trustee in its individual capacity is a party or by which it is bound, or contravenes or will contravene any Law, governmental rule or regulation of the State of Utah or of the United States of America governing the banking or trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it.

     (e) There are no Taxes payable by the Owner Trustee, either in its individual capacity or as the Owner Trustee, imposed by the State of Utah or any political subdivision thereof in connection with the execution and delivery by the Owner Trustee in its individual capacity of the Trust Agreement, and, in its individual capacity or as the Owner Trustee, as the case may be, of this Agreement or the other Owner Trustee Agreements solely because the Owners Trustee in its individual capacity is a national banking association with its principal place of business in Salt Lake City, Utah and performs certain of its duties as the Owner Trustee in the State of Utah; and there are no Taxes payable by the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, imposed by the State of Utah or any political subdivision thereof in connection with the acquisition of its interest in the Equipment (other than franchise or other Taxes based on or measured by any fees or compensation received by the Owner Trustee for services rendered in connection with the transactions contemplated hereby) solely because the Owner Trustee in its individual capacity is a national banking association with its principal place of business in Salt Lake City, Utah and performs certain of its duties as the Owner Trustee in the State of Utah.

     (f) There are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as the Owner Trustee, before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement or the other Owner Trustee Agreements.

     (g) Its chief executive office, principal place of business and the place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate are located at 79 South Main Street, Salt Lake City, Utah 84111.

     (h) No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Utah state or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of the Owner Trustee, in its individual capacity, is required for the execution and delivery of, or the carrying out by, the Owner Trustee in its individual capacity or as the Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement or of any of the transactions contemplated by any of the other Owner Trustee Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

    3.2 Representations and Warranties of the Lessee as of the Closing Date.

     The Lessee represents and warrants to the other parties to this Agreement that, as of the Closing Date:

     (a) Each of the Lessee and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to so qualify or obtain such licenses, authorizations, consents or approvals could not be reasonably expected to have or cause a Material Adverse Effect.

     (b) The execution, delivery and performance by the Lessee of this Agreement, the Lease, and the other Operative Agreements to which it is a party
(i) are within the Lessee's corporate powers, (ii) have been duly authorized by all necessary corporate action, and, except for such Operative Agreements which are to be delivered at subsequent Commencement Dates, accepted and delivered,
(iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable Law or of the articles of incorporation or by-laws of the Lessee or, to the best of the Lessee's knowledge, of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Lessee or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Lessee or any of its Subsidiaries.

     (c) This Agreement and the Lease constitute valid and binding obligations of the Lessee enforceable in accordance with their respective terms, and the other Operative Agreements, when executed and delivered in accordance with this Agreement and the Lease, will constitute valid and binding obligations of the Lessee enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforce ment of creditors' rights generally.

     (d) The audited balance sheet of the Lessee and its Consolidated Subsidiaries as of December 29, 1996, and the related consolidated audited statements of income, shareholders' equity and cash flows of the Lessee and its Consolidated Subsidiaries for the Fiscal Year then ended, copies of which have been delivered to each of the Holders and the Lenders, and the unaudited financial statements of the Lessee and its Consolidated Subsidiaries as of and for the Fiscal Quarter ended June 29, 1997, copies of which have been delivered to each of the Holders and the Lender, fairly present, in conformity with GAAP, the financial position of the Lessee and its Consolidated Subsidiaries as of such dates and the results of its operations and cash flow for such periods stated; provided, that, (i) the interim statements remain subject to normal year-end audit adjustments and (ii) during the term of this Agreement after the Closing Date, future rep resentations as to the matters set forth in this sentence shall be deemed to refer to the most recent financial statements delivered pursuant to Sections 5.1(a) and 5.1(b). Since June 29, 1997, there has been no event, act, condition or occurrence having or which could be expected to have a Material Adverse Effect, except for matters disclosed in the quarterly financial statements referred to above; provided that during the term of this Agreement following the Closing Date, future representations as to matters set forth in this sentence shall be deemed to refer to the last day of the most recent audited financial statements delivered by the Lessee pursuant to Section 5.1(a).

     (e) There is no action, suit or proceeding pending, or to the knowledge of the Lessee threatened, against or affecting the Lessee or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of, or could impair the ability of the Lessee to perform its obligations under, this Agreement, the Lease, or any of the other Operative Agreements.

     (f) The Lessee and each Subsidiary are in compliance in all material respects with applicable Laws (including, but not limited to, ERISA) and similar requirements of Gov ernmental Authorities (including, but not limited to, PBGC), noncompliance with which could have or cause a Material Adverse Effect, except where the necessity of such compliance is being contested in good faith through appropriate proceedings. To the best of the Lessee's knowledge, (i) the Lessee and each member of the Controlled Group have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and (ii) neither the Lessee nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

     (g) There have been filed on behalf of the Lessee and its Subsidiaries all federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Lessee or any Subsidiary have been paid, except for amounts that either are immaterial or are being disputed in good faith and by appropriate proceedings. The charges, accruals and reserves on the books of the Lessee and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Lessee, adequate.

     (h) As of the Closing Date, the Lessee has no Subsidiaries, except for the Subsidiaries set forth on Schedule 3.2(h), all of which are Consolidated Subsidiaries.

     (i) Neither the Lessee nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility," within the meaning of the Public Utility Holding Company Act of 1935, as amended; or a "public utility" within the meaning of the Federal Power Act, as amended; or an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

     (j) The Lessee owns Properties, or interests in Properties, sufficient for the conduct of its business; and none of such Properties is subject to any Lien except as permitted in Section 5.7.

     (k) Neither the Lessee nor any of its Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Lease Default or Lease Event of Default has occurred and is continuing and no Event of Loss has occurred.

     (l) All written information and, to the best of the Lessee's knowledge, all other information, heretofore furnished by the Lessee to the Owner Trustee, any

Holder, any Lender or the Administrative Agent for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Lessee to the Owner Trustee, any Holder, any Lender or the Administrative Agent will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Lessee has disclosed to the Owner Trustee, the Holders, the Lenders and the Administrative Agent in writing any and all facts which could reasonably be expected to have or cause a Material Adverse Effect.

     (m) To the best of the Lessee's knowledge: (i) neither the Lessee nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect, and neither the Lessee nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA; (ii) none of the Properties located in the United States, owned by either the Lessee or a Subsidiary, has been identified on any current or proposed (A) National Priorities List under 40 C.F.R. ss. 300, (B) CERCLIS list or (C) any list arising from a state statute similar to CERCLA;
(iii) no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, in or under the Properties, owned or operated by either the Lessee or a Subsidiary, or at or from any adjacent site or facility, except for Hazardous Materials such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in the ordinary course of business in compliance with all applicable Environmental Requirements; and (iv) the Lessee and its Subsidiaries are in compliance with all Environmental Requirements in connection with the ownership, use and operation of the Properties and the Lessee's and such Subsidiary's respective businesses.

     (n) All Capital Stock, debentures, bonds, notes and all other securities of the Lessee and its Subsidiaries presently issued and outstanding are validly and properly issued in ac cordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws.

     (o) Neither the Lessee nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with the provisions of, Regulations G, T, U or X.

     (p) After giving effect to the execution and delivery of this Agreement, the Lease, and the other Operative Agreements to which it is a party, and the leasing of the Equipment to Lessee under the Lease, the Lessee will be Solvent.

     (q) The Lessee and its Subsidiaries possess to the extent material all franchises, certificates, licenses, permits and other authorizations from governmental and political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, franchises, licenses and other rights that are necessary for ownership, maintenance and operation of any of their respective material Properties and assets, and neither the Lessee nor any of its Subsidiaries is in violation of any thereof, which, individually or in the aggregate, would or might have or cause a Material Adverse Effect. Without limiting the generality of the foregoing, and, in any event, the Lessee and its Subsidiaries possess all Franchise Rights necessary for the ownership, operation and development of its (or their) franchised restaurant business as con ducted, or contemplated to be conducted, by the Lessee and such Subsidiaries, including, without limitation, in the case of "Applebee's" restaurants, franchise agreements for each franchised restaurant location and exclusive development rights for each designated area in which franchised restaurants are located or contemplated to be located.

     (r) The Lessee and each of its Subsidiaries maintain adequate insurance on, and in respect of the ownership and operation of, its Properties in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

     (s) The principal place of business and chief executive office of the Lessee and the place where the Lessee shall retain its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate (i) are located in Morgan County, Georgia and (ii) have been located at such address for no less than the six month period immediately preceding the Closing Date.

     (t) The legal name of the Lessee is (and for no less than the five-year period immediately preceding the Closing Date has been) "Apple South, Inc."

     (u) Each item of Equipment is personal property and is not, and is not intended to be, attached to real estate in such manner that any item of Equipment constitutes or would constitute a fixture.

     (v) The Equipment will (i) qualify as property with respect to which the depreciation deductions provided by Code Section 167(a) are determined pursuant to Code Section 168 using the applicable depreciation method set forth in Code
Section 168(b)(1) and the applicable convention described in Code Section 168(d)(4); (ii) qualify as "five-year property" within the meaning of Code
Section 168(d)(1); and (iii) have a tax basis equal to one hundred percent (100%) of Equipment Cost (not taking into account the Transaction Costs).

    3.3 Representations and Warranties of the Lessee as of Each Commencement
                                      Date.

     The Lessee represents and warrants to the other parties to this Agreement that, as of each Commencement Date (except to the extent any such representations and warranties are waived in writing by the Required Holders and Required Lenders as of such Commencement Date):

     (a) The  representations  and warranties  given by the Lessee under Section
3.2 shall be true and accurate as of each such Commencement Date.

     (b) Upon (i) the filing of the Uniform Commercial Code financing statements (which have been prepared by the Administrative Agent and reviewed by the Lessee) in the filing offices referenced on such Uniform Commercial Code financing statements, and (ii) the execution and delivery of the applicable Lease Schedule regarding the Equipment accepted under the Lease on such Commencement Date, all filings and other actions necessary or required to establish and perfect the right, title and interest of the Owner Trustee (and to establish good and marketable legal title in favor of the Owner Trustee, free and clear of all Liens, except Permitted Liens) in and to the Equipment funded on the applicable Commencement Date and the remainder of the Trust Estate and to perfect the Lien of the Administrative Agent on the Collateral will have been made on or prior to such Commencement Date, and the Loan Agreement will on such Commencement Date create a valid and perfected first priority Lien on the Collateral, subject only to any Lessor's Liens and Permitted Liens.

     (c) On the applicable Commencement Date all sales, use or transfer Taxes due and payable upon the purchase of the Equipment by the Owner Trustee on each applicable Commencement Date and on the lease thereof to the Lessee will have been paid or the Lessee shall be liable for the payment thereof.

     (d) The Units accepted under the Lease on such Commencement Date are adequate to operate in commercial service and comply with all Laws governing the service in which such Units are being placed by the Lessee; each Unit specified in Annex 1 to the applicable

Lease Schedule has been delivered directly by the applicable Seller to the Lessee, and the Lessee is unaware of any defects in or damage to such Units.

     (e) The conveyance of the Units effected on such Commencement Date are not void or voidable under any applicable Law.

     (f) The Lessee is in  compliance  with all  applicable  Environmental  Laws relating to the Equipment accepted under the Lease on such Commencement Date, including, without limitation, the ownership, use, transport, storage, condition, maintenance and operation of the Equipment.

     (g) The Lessee has received no service of any writs, injunctions, decrees, orders or judgments outstanding against the Lessee relating to the Equipment accepted under the Lease on such Commencement Date, including, without limitation, the ownership, use, transport, storage, condition, maintenance or operation of the Equipment resulting from a material violation of any applicable Environmental Law, and there are no material lawsuits, proceedings or investigations under any applicable Environmental Law pending or, to the Lessee's knowledge, threatened against the Lessee relating to the ownership, use, maintenance or operation of the Equipment.

     (h) Since the date of the financial statements referenced in Section 5.1(a) or Section 5.1(b) most recently provided by the Lessee to the Administrative
Agent, there has been no change in the financial condition, operations or business of the Lessee and its Subsidiaries, taken as a whole, which would give rise to a Material Adverse Effect.

     (i) The Equipment accepted on such Commencement Date has an Equipment Cost as set forth in the Certificate of Acceptance.

                         SECTION 4. CLOSING CONDITIONS

        4.1 Conditions Precedent to the Obligations of Parties other than the Lessee on the Closing Date.

     The obligation of each of the parties hereto (other than the Lessee) to comply with its obligations under Article 2 and to participate in the transactions contemplated hereby on the Closing Date shall be subject to satisfaction of the following conditions (and, to the extent such conditions precedent require the delivery of any agreement, document, instrument, opinion or any other item, such shall be in form and substance reasonably satisfactory to the Owner Trustee, the Holders, the Lenders and the Administrative Agent) on or prior to the Closing Date, except that (i) the obligation of any such party shall not be subject to such party's own performance or compliance and (ii) the conditions specified below as being only for the benefit of a specified party or parties need be fulfilled only to the satisfaction of, or waived by, such party or parties:

     (a) (i) Each of the Operative Agreements to be delivered as of such date shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and executed counterparts of each shall have been delivered to the Administrative Agent or its designee (on behalf of the Owner Trustee, the Holders and the Lenders) on or before the Closing Date and promptly thereafter, the Administrative Agent shall cause executed counterparts of each to be delivered to the Owner Trustee, the Holders and the Lenders (except that the executed Certificates shall be delivered only to the Holders and executed Notes shall be delivered only to the Lenders), and (ii) no event shall have occurred and be continuing that constitutes a Lease Default or a Lease Event of Default.

     (b) (i) The Lessee shall have caused the original chattel paper counterpart of the Lease to be duly delivered to the Administrative Agent, and (ii) Uniform Commercial Code financing statements and other documents pertaining to Lien perfection shall have been filed in such places as the Owner Trustee or the Administrative Agent may reasonably request for (A) the protection of the Owner Trustee's and Administrative Agent's interest in the Lease and (B) the termination of any existing Liens against the Lease.

     (c) The  representations  and warranties of the parties hereto contained in
Section 3 shall be true and correct with the same effect as though made on and as of said date, and the execution and delivery of this Agreement shall constitute a certification by each party giving such representations and warranties as to the accuracy of the representations and warranties in Section 3 as of the Closing Date.

     (d) The Owner  Trustee,  the  Holders,  the Lenders and the  Administrative
Agent shall have received the favorable written opinion of each of (i) Kilpatrick Stockton L.L.P., counsel for the Lessee and (ii) Ray, Quinney & Nebeker, counsel for the Owner Trustee.

     (e) The Lessee shall deliver or cause to be delivered to the Owner Trustee, the Holders, the Lenders and the Administrative Agent the following, each unless otherwise noted dated the Closing Date, (i) good standing certificates from its jurisdiction of incorporation, the jurisdiction of its principal place of business and each other jurisdiction in which the failure to qualify may have a Material Adverse Effect, each dated a recent date prior to the Closing Date,
(ii) a certified copy of its articles of incorporation, bylaws and the resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement, the Lease, and all other Lessee Agreements, certified as of the Closing Date by its corporate secretary or assistant secretary as being in full force and effect without modification or amendment, and (iii) signature and incumbency certificates of its officers executing this Agreement, the Lease, and all other Lessee Agreements.

     (f) The Owner Trustee shall deliver or cause to be delivered to the Holders, the Lenders and the Administrative Agent the following, each unless otherwise noted dated the Closing Date, (i) a good standing certificate from the Office of the Comptroller of the Currency dated a recent date prior to the Closing Date (ii) a certified copy of its articles of association, bylaws and the resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified as of the Closing Date by an authorized officer as being in full force and effect without modification or amendment, and (iii) signature and incumbency certificates of its officers executing the Operative Agreements to which it is a party.

     (g)  No  action  or  proceeding   shall  have  been  instituted  nor  shall
governmental action be threatened before any court or Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or Governmental Authority at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

     (h) All approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee which are required to be obtained on or prior to the Closing Date in connection with the transactions contemplated by the Operative Agreements, shall have been duly obtained and be in full force and effect.

     (i) All actions, if any, required to have been taken by any Governmental Authority on or prior to the Closing Date in connection with the transactions contemplated by the Operative Agreements shall have been taken by such Governmental Authority, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on or prior to the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date.

     (j) The Administrative Agent shall have received evidence satisfactory to it that the aggregate amount of all Fees due and payable on the Closing Date have been paid.

     (k) The Owner Trustee and the Administrative Agent shall have received such other documents, appraisals, certificates, financing statements and other items as any such parties may reasonably require.

    4.2 Conditions Precedent to the Obligations of the Parties other than the
                       Lessee on each Commencement Date.

     The obligation of each of the parties hereto (other than the Lessee) to comply with its obligations under Article 2 and to participate in the transactions contemplated hereby on each Commencement Date shall be subject to satisfaction of the following conditions (and, to the extent such conditions precedent require the delivery of any agreement, document, instrument, opinion or any other item, such shall be in form and substance reasonably satisfactory to the Owner Trustee and the Administrative Agent) on or prior to each such Commencement Date, except that (i) the obligation of any such party shall not be subject to such party's own performance or compliance and (ii) the conditions specified below as being only for the benefit of a specified party or parties need be fulfilled only to the satisfaction of, or waived by, such party or parties:

     (a) Each of the Operative Agreements to be delivered as of such Commencement Date shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and executed counterparts of each shall have been delivered to the Owner Trustee, the Holders, the Lenders and the Administrative Agent or their counsel on or before such Commencement Date, and no event shall have occurred and be continuing that constitutes a Lease Default or a Lease Event of Default.

     (b) (i) The Lessee shall have caused the original chattel paper counterpart of the Lease Schedule covering the Units delivered on such Commencement Date to be duly delivered to the Administrative Agent (and the Units described on such Lease Schedule shall be identical to the Units described in the applicable
Certificate of Delivery and Acceptance) and (ii) Uniform Commercial Code financing statements and other documents pertaining to Lien perfection shall have been filed in such places as the Owner Trustee or the Administrative Agent may request for (A) the protection of the Owner Trustee's title to the Equipment and interest in the Lease or the Lien of the Administrative Agent in the Collateral and (B) the termination of any existing Liens against the Collateral.

     (c) The Owner Trustee, the Holders, the Lenders and the Administrative Agent shall have received Lien searches regarding the Lessee (including without limitation Uniform Commercial Code searches and similar searches in foreign jurisdictions), Tax Lien searches and judgment Lien searches in such jurisdictions as such parties shall determine based on the location of the Equipment and all such Liens which would materially impair the rights of such parties (as determined in good faith by such parties) shall have been removed at such time or otherwise handled in a manner satisfactory to all such parties.

     (d) The Owner Trustee, the Holders, the Lenders and the Administrative Agent shall have received (1) landlord consents and waivers, in form and substance satisfactory to the Majority In Interest, from the landlords at all real property locations leased by Lessee where Equipment is, or as of such applicable Commencement Date will be, located to the extent that Lessee is able to obtain such landlord consents and waivers after using its reasonable efforts to do so and (2) commencing on the September 30, 1998 Commencement Date and continuing on each Commencement Date thereafter, a certificate from a Responsible Officer of the Lessee to the effect that after giving effect to the purchase of the Units on such Commencement Date, at least seventy percent (70%) of the Equipment, based on the Equipment Cost of all Equipment on such Commencement Date, will be located at locations either owned by Lessee or leased by Lessee for which a landlord consent and waiver, in form and substance satisfactory to the Majority In Interest, has been delivered.

     (e) The Lessee shall have delivered the Certificate of Delivery and Acceptance and all related originals invoices for such Commencement Date to the Administrative Agent (on behalf of the Owner Trustee, the Holders and the Lenders) in accordance with the provisions of Section 2.3(b).

     (f) The  representations  and warranties of the parties hereto contained in
Section 3 shall be true and correct with the same effect as though made on and as of said date, and the execution and delivery of the applicable Lease Schedule shall constitute a certification by each party giving such representations and warranties of the accuracy of the representations and the warranties in Section 3 as of such Commencement Date.

     (g) After giving effect to the transactions contemplated hereby, the Owner Trustee shall have good and marketable legal title to each Unit of Equipment to be delivered on such Commencement Date, free and clear of all Liens other than Permitted Liens, and the execution and delivery of the Lease Schedule by the Lessee to which such Unit is applicable shall be deemed a certification by the Lessee of the same.

     (h) If not previously furnished, the Additionally Insured Parties shall have received certificates of insurance signed by the insurer or by an independent insurance broker evidencing insurance coverages required pursuant to
Section 12 of the Lease.

     (i)  No  action  or  proceeding   shall  have  been  instituted  nor  shall
governmental action be threatened before any court or Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or Governmental Authority at the time of the applicable Commencement Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

     (j) The Administrative Agent (on behalf of the other parties to this Agreement) shall have received (or shall have waived receipt of) the Certificate of Delivery and Acceptance applicable to such Commencement Date required pursuant to Section 2.3.

     (k) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable Law or interpretations thereof by regulatory authorities that, in the opinion of either the Owner Trustee, any Holder, any Lender, the Administrative Agent or their counsel, would make it illegal for such party to enter into any transaction contemplated by the Operative Agreements.

     (l) Each Holder shall have made available its respective portion of the Aggregate Holder Funded Amount in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3.

     (m) All approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee which are required to be obtained prior to such Commencement Date in connection with the transactions contemplated by the Operative Agreements shall have been duly obtained and be in full force and effect.

     (n) All actions, if any, required to have been taken by any Governmental Authority on or prior to such Commencement Date in connection with the transactions contemplated by the Operative Agreements on such Commencement Date shall have been taken by such Governmental Authority, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on such Commencement Date in connection with the transactions contemplated by this Agreement on such Commencement Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on such Commencement Date.

     (o) A Certificate of Acceptance with respect to the applicable Units delivered to the Lessee, on behalf of the Owner Trustee on such Commencement Date shall have been duly executed and delivered by the Lessee, as the authorized representative of the Owner Trustee.

     (p) The Owner Trustee and the Administrative Agent shall have received such other documents, appraisals, certificates, financing statements, opinions of counsel, and other items as any such parties may reasonably require.

  4.3 Conditions Precedent to the Obligation of the Lessee on the Closing Date.

     The obligations of the Lessee to enter into this Agreement and the other Operative Agreements to which the Lessee is a party is subject to the following conditions as of the Closing Date:

     (a) Each of the Operative Agreements to be delivered as of such date shall be satisfactory in form and substance to the Lessee and shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee), and an executed counterpart of each thereof shall have been delivered to the Lessee or its counsel (except that the executed Certificates shall be delivered only to the Holders and executed Notes shall be delivered only to the Lenders).

     (b) The  representations  and warranties of the Owner Trustee  contained in
Section 3 shall be true and correct in all material respects as of the Closing Date as though made on and as of such date, and the execution and delivery of this Agreement shall constitute a certification by the Owner Trustee as to the accuracy of the representations and warranties in Section 3 as of the Closing Date.

     (c) The Lessee shall have received the opinion of counsel, in form and substance reasonably satisfactory to the Lessee, referred to in Section 4.l(d)(ii).

     (d) The Notes shall have been duly issued and delivered by the Owner Trustee to the Lenders, and the Certificate shall have been duly issued and delivered by the Owner Trustee to the Holders, each dated the Closing Date.

     (e) The Owner Trustee shall deliver or cause to be delivered to the Lessee the following, each unless otherwise noted dated the Closing Date and in form and substance satisfactory to the Lessee, (i) a good standing certificate from the Office of the Comptroller of the Currency dated a recent date prior to the Closing Date, (ii) a certified copy of its articles of association, bylaws and the resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified as of the Closing Date by an authorized officer as being in full force and effect without modification or amendment, and (iii) signature and incumbency certificates of its officers executing the Operative Agreements to which it is a party.

     (f) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable Law or interpretations thereof by regulatory authorities that, in the opinion of either the Lessee or its counsel, would make it illegal for the Lessee to enter into any transaction contemplated by the Operative Agreements.

     (g) All actions, if any, required to have been taken by any Governmental Authority on or prior to the Closing Date in connection with the transactions contemplated by the Operative Agreements on the Closing Date shall have been taken by any such Governmental Authority, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by the Operative Agreements on the Closing Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date.

        4.4 Conditions Precedent to the Obligations of the Lessee on each
                               Commencement Date.

     The obligation of the Lessee to participate in the transactions contemplated hereby on each Commencement Date shall be subject to satisfaction of the following conditions (and, to the extent such conditions precedent require the delivery of any agreement, document, instrument, opinion or any other item, such shall be in form and substance reasonably satisfactory to the Lessee) on or prior to such Commencement Date, except that (i) the obligation of the Lessee shall not be subject to the Lessee's own performance or compliance and (ii) the conditions specified below as being only for the benefit of a specified party or parties need be fulfilled only to the satisfaction of, or waived by, such party or parties:

     (a) Each of the Operative Agreements to be delivered as of such date shall be reasonably satisfactory in form and substance to the Lessee and shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee), and an executed counterpart of each thereof shall have been delivered to the Lessee or its counsel.

     (b) The  representations  and warranties of the Owner Trustee  contained in
Section 3 shall be true and correct with the same effect as though made on and as of said date, and the execution and delivery of the applicable Lease Schedule shall constitute a certification by the Owner Trustee as to the accuracy of the representations and warranties in Section 3 as of such Commencement Date.

     (c)  No  action  or  proceeding   shall  have  been  instituted  nor  shall
governmental action be threatened before any court or Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or Governmental Authority at the time of such Commencement Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the Lease or the transactions contemplated hereby or thereby.

     (d) The Holders shall have made available the Aggregate Holder Funded Amount in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3.

     (e) The Lenders shall have made available the Aggregate Lender Funded Amount in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

     (f) After giving effect to the transactions contemplated hereby, the Owner Trustee shall have good and marketable legal title to each Unit of Equipment to be delivered on such Commencement Date, free and clear of all Liens, except Lessor Liens and Permitted Liens.

     (g) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable Law or interpretations thereof by regulatory authorities that, in the opinion of either the Lessee or its counsel, would make it illegal for the Lessee to enter into any transaction contemplated by the Operative Agreements.

     (h) All actions, if any, required to have been taken by any Governmental Authority on or prior to such Commencement Date in connection with the transactions contemplated by the Operative Agreements on such Commencement Date shall have been taken by any such Governmental Authority and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on such Commencement Date in connection with the transactions contemplated by the Operative Agreements on such Commencement Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on such Commencement Date.


                       SECTION 5. COVENANTS OF THE LESSEE

                                5.1 Information.

           The Lessee will deliver to each of the Holders and Lenders:

     (a) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, a consolidated balance sheet of the Lessee and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited and reported on by independent public accountants of nationally recognized standing, with such report to be free of any material exceptions and qualifications; provided that, the information required by this paragraph may be satisfied by delivery of information pursuant to Section 5.1(e) or Section 5.1(f);

     (b) As soon as available and in any event within fifty (50) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Lessee and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such quarter and for the portion of the Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer of the Lessee; provided, that the information required by this paragraph may be satisfied by delivery of information pursuant to Section 5.1(e) or Section 5.1(f);

     (c) Simultaneously with the delivery of each set of financial statements referred to in Sections 5.1(a) and 5.1(b), a certificate, substantially in the form of Attachment B (a "Compliance Certificate"), of the chief financial officer of the Lessee (i) setting forth in reasonable detail the calculations required to establish whether the Lessee was in compliance with the requirements of Sections 5.3, 5.4, 5.5, 5.6 and 5.11 on the date of such financial statements and (ii) stating whether any Lease Default exists on the date of such certificate and, if any Lease Default then exists, setting forth the details thereof and the action which the Lessee is taking or proposes to take with respect thereto;

     (d) Promptly (and, in any event, within five (5) Business Days) after the Lessee becomes aware of the occurrence of any Lease Default, a certificate of the chief financial officer of the Lessee setting forth the details thereof and the action which the Lessee is taking or pro poses to take with respect thereto;

     (e) Promptly upon the mailing thereof to the shareholders of the Lessee generally, copies of all financial statements, reports and proxy statements so mailed;

     (f) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly or monthly reports which the Lessee shall have filed with the Securities and Exchange Commission;

     (g) If and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any reportable event (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;
(ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; and

     (h) From time to time such additional information regarding the financial position or business of the Lessee and its Subsidiaries as the Administrative Agent, at the request of any Holder or Lender, may reasonably request.

                 5.2 Inspection of Property, Books and Records.

     The Lessee will keep, and require each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP (or, in the case of any non-domestic Subsidiary, such other accounting standards, rules, regulations and practices applicable to businesses operating in the locality in which each such Person operates); and permit, and cause each Subsidiary to permit, representatives of any Holder or Lender, at such Person's expense prior to the occurrence of a Lease Default and at the Lessee's expense after the occurrence and during the continuation of a Lease Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Lessee agrees to cooperate and assist in such visits and inspections in each case at such reasonable times and as often as may reasonably be desired.

             5.3 Adjusted Funded Debt/Adjusted Capitalization Ratio.

     The Adjusted Funded Debt/Adjusted Capitalization Ratio will not at any time exceed 0.65:1.00.

                        5.4 Minimum Stockholder's Equity.

     Stockholders' Equity will at no time be less than the sum of (i) $180,000,000, as of the Fiscal Quarter ended closest to December 31, 1996 (the "Base Fiscal Quarter"), plus (ii) fifty percent (50%) of Consolidated Net Income (if positive) for each Fiscal Quarter subsequent to the Base Fiscal Quarter; plus, without duplication, (iii) seventy-five percent (75%) of any net proceeds received by Lessee from any offering of equity securities (other than Redeemable Preferred Stock) by Lessee subsequent to February 27, 1996; plus, without duplication, (iv) seventy-five percent (75%) of any net proceeds received by Lessee from any conversion of debt into equity subsequent to February 27, 1996; plus, without duplication, (v) seventy-five percent (75%) of any adjustment to equity due to any pooling of interests occurring subsequent to December 31, 1996; plus, without duplication, (vi) seventy-five percent (75%) of any increase in

Stockholders' Equity resulting from the issuance or exchange of any equity securities in furtherance of any acquisition constituting a permitted investment under Section 5.11.

                        5.5 Fixed Charge Coverage Ratio.

     Lessee's Fixed Charge Coverage Ratio, measured on a rolling four (4) Fiscal Quarters' basis as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ended closest to September 30, 1997, shall be not less than 2:1.

                 5.6 Total Funded Debt/Cash Flow Coverage Ratio.

     The ratio which (i) the Total Funded Debt of the Lessee and its Consolidated Subsidiaries at the end of any Fiscal Quarter, commencing with the Fiscal Quarter ended closest to September 30, 1997, bears to (ii) the Cash Flow of the Lessee and its Consolidated Subsidiaries, measured on a rolling four (4) Fiscal Quarters' basis as of the end of such Fiscal Quarter, commencing with the Fiscal Quarter ended closest to September 30, 1997, shall be less than 4.50:1.00.

                              5.7 Negative Pledge.

     The Lessee will not, nor will the Lessee permit any Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: (i) those Liens, if any, described on Schedule 5.7, concerning existing debt of the Lessee, to be set forth and described more particularly therein, together with any Lien arising out of the refinancing, extension, renewal or refunding of any debt secured by any such Lien, provided that such debt is not secured by any additional assets, and the amount of such debt secured by any such Lien is not increased; (ii) Liens incidental to the conduct of its business or the ownership of its Properties which (A) do not secure debt and (B) do not in the aggregate materially detract from the value of its Properties or materially impair the use thereof or the operation of its business, including, without limitation, easements, rights of way, restrictive covenants, zoning and other similar restrictions on real property; (iii) materialmen's mechanics', warehousemen's carriers', landlords' and other similar statutory Liens which secure debt or other obligations that are not past due, or, if past due are being contested in good faith by the Lessee or the appropriate Subsidiary by appropriate proceedings; (iv) Liens for taxes not delinquent or taxes being contested in good faith and by appropriate proceedings; (v) pledges or deposits in connection with worker's compen sation, unemployment insurance and other social security legislation; (vi) deposits to secure performance of bids, trade contracts, leases, statutory obligations (to the extent not excepted elsewhere herein); (vii) grants of security and rights of setoff in accounts, securities and other properties held at banks or financial institutions to secure the payment or reimbursement under overdraft, letter of credit, acceptance and other credit facilities; (viii) rights of setoff, banker's liens and other similar rights arising solely by operation of law; (ix) Purchase Money Liens; (x) Liens on any Properties acquired by Lessee or any Subsidiary subsequent to the Closing Date, to the extent that (A) such Liens are existing at the time of acquisition, (B) the debt secured thereby is not secured by any other Properties of Lessee or such Subsidiary except the acquired

Properties, (C) the amount of such debt so secured thereby is not increased at or subsequent to the acquisition and (D) the total amount of all such debt secured by all such acquired Properties does not exceed at any time, in aggregate amount, fifteen percent (15%) of Tangible Net Worth, together with any Lien arising out of the refinancing, extension, renewal or refunding of any debt secured by any such Lien described in this clause (x), provided that such debt is not secured by any additional assets, and the amount of such debt secured by any such Lien is not increased; and (xi) capital leases made in the ordinary course of business (but excluding, however, sale-leaseback transactions in any event) in which there is no provision for title to the leased Property to pass to the Lessee or such Subsidiary at the expiration of the lease term or as to which no bargain purchase option exists.

                          5.8 Maintenance of Existence.

     Except as permitted in Section 5.10, the Lessee shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained. Without limiting the generality of the foregoing, the Lessee shall, and shall cause each Subsidiary to, maintain at all times in full force and effect all Franchise Rights necessary to the ownership, operation and development of all franchised restaurant business conducted, or contemplated to be conducted, by the Lessee and such Subsidiaries, except with respect to Voluntary Store Closings.

                                5.9 Dissolution.

     Neither the Lessee nor any of its Subsidiaries shall suffer or permit dissolution or liq uidation either in whole or in part, except through corporate reorganization to the extent per mitted by Section 5.10.

                5.10 Consolidations, Mergers and Sales of Assets.

     The Lessee will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that, subject at all times to Section 5.11, the Lessee or any Subsidiary may merge with another Person (which is not the Lessee or such Subsidiary) if (i) such Person was organized under the laws of the United States of America or one of its states (ii) the Lessee or such Subsidiary (as the case may be) is the corpora tion surviving such merger and
(iii) immediately after giving effect to such merger, no Lease De fault shall have occurred and be continuing; and, provided, further, that any Subsidiaries of the Lessee may (i) merge or consolidate with each other or with the Lessee (so long as the Lessee is the corporation surviving such merger), or (ii) sell assets to each other or to the Lessee.

                                5.11 Investments.


     The Lessee will not make (nor will the Lessee permit any Subsidiary to make) any invest ment in any Person or Property (which term "investment," for purposes hereof, shall mean and in clude, without limitation, the acquisition of any property, the issuance, acquisition or exchange of any capital stock, debt or other obligations or security to, from or with any Person, and the making of any loan, advance, extension of credit, credit accommodation, Guarantee or capital contribution to or on behalf of any Person), provided, however, that, notwithstanding the foregoing, the Lessee (or any Subsidiary) may, from time to time, undertake the following, without the necessity of obtaining the prior written consent of the Majority In Interest thereto:

     (a) Current Assets. Acquire current assets for use in, or arising from, the sale of goods or services in the ordinary course of its business (including, for this purpose, but without limitation, credit card receivables);

     (b) Capital Expenditures. Make capital expenditures in the ordinary course of its business;

     (c) Franchise Fees. Pay franchisee fees and royalties to its franchisors in the ordinary course of its business;

     (d) Escrow Deposits. Make or maintain escrow deposits for the payment of taxes, rents, utilities, insurance or like matters in the ordinary course of its business;

     (e) Bank Accounts. Make and maintain deposits of cash in demand deposit accounts of banks in the ordinary course of its business, and make endorsements of checks, drafts or other instruments in connection therewith;

     (f) Surplus Cash. Consistent at all times with the Lessee's internal Statement of Investment Policy, invest surplus cash in (A) obligations of, or guaranteed by, the United States of America or any agency thereof, (B) short-term certificates of deposit issued by, and time deposits with, any Bank or any other financial institution domiciled in the United States of America with assets of at least $500,000,000, (C) short-term commercial paper rated at least "A1" by Standard & Poors or "P1" by Moody's, and (D) fixed or adjustable rate corporate debt securities with a credit rating of at least double A (Aa/AA) by either Moody's or Standard & Poors, provided that any fixed rate debt securities have a maturity of one year or less;

     (g) Subsidiaries. Make investments in those Consolidated Subsidiaries of the Lessee which are wholly-owned, directly or indirectly, by the Lessee, in the ordinary course of, and pursuant to the reasonable requirements of, the Lessee's and such Subsidiaries' respective businesses, provided that the aggregate amount of such investments which may be outstanding at any one time hereafter, as to all such Subsidiaries, shall not exceed, in any event, (A) ten percent (10%) of Lessee's consolidated total assets at any time prior to December 30, 1997, (B) seven and one-half percent (7 1/2%) of Lessee's consolidated total assets on or at any time after December 31, 1997, but prior to June 30, 1998, and (C) five percent (5%) of Lessee's consolidated total assets on or after June 30, 1998; it being understood and agreed that (i) there shall be excluded from such calculation any investment deemed made by the Lessee in DF&R Restaurants, Inc., a Texas corporation which is a wholly-owned, Consolidated Subsidiary of the Lessee, pursuant to the accounting for the prior acquisition of such corporation by the Lessee as a pooling of interests; (ii) there shall be deducted in any event from the amount of investments in Subsidiaries which may be made pursuant to this clause (g) the aggregate amount of Capitalized Lease Obligations of all Subsidiaries which are at any time outstanding; and (iii) the provisions of this clause (g) henceforth shall be the exclusive means by which the Lessee (or any Subsidiary) may make investments in any Subsidiaries (whether or not wholly-owned Subsidiaries) and shall override any other provisions of this Section 5.11 (including, particularly, clauses (j), (k) and (l) below) which may be construed otherwise to permit such investments.

     (h) Travel Advances. Make travel and similar advances to employees from time to time in the ordinary course of business;

     (i) Special Life Insurance Program. The Lessee may invest up to$850,000 per Fiscal Year in the making of annual premiums payable on the split dollar joint survivor life insurance program implemented, or to be implemented, covering the lives of Tom E. DuPree, Jr. and his spouse Anne DuPree, with an initial death benefit of $50,000,000, provided, however, that (i) such investments are made over a period not to exceed ten (10) Fiscal Years and (ii) the Lessee maintains at all times during the effective period of the program a security interest in policy proceeds and cash values of policies issued as part of the program equal in amount to not less than its then cumulative premium investments;

     (j) Applebee's Franchisees. Make investments in franchisees of "Applebee's" restaurants, but no investment in Applebee's International, Inc. (or any Person which subsequent hereto shall become the franchisor of "Applebee's" restaurants) shall be permitted to be made subsequent to the Closing Date, notwithstanding this clause (j) or any other provision of this Sec tion, except with the prior written consent of the Majority In Interest;

     (k) Other Restaurant Concepts. Make investments in other restaurant concepts, besides "Applebee's," so long as the total amount of each such investment (either considered individually or as part of a series of related, concurrent investments), does not exceed ten percent (10%) of Lessee's consolidated total assets immediately before such investment (or the last in a series of related, concurrent investments) is made;

     (l) Other Investments Generally. Make other investments, not described in clauses (a) through (k) above, provided that all such investments, in the aggregate, do not exceed at any one time ten percent (10%) of Stockholders' Equity.

     The Lessee shall notify the Administrative Agent from time to time, but not less frequently than quarterly, or at any time at the Administrative Agent's request, of the nature and amount of any investments made pursuant to clauses (j), (k) and (l) hereof which, individually or in the aggregate, exceed $100,000.

Notwithstanding anything in this Section 5.11 to the contrary, no Subsidiary shall be required to comply with, and Lessee shall not be required to cause any Subsidiary to comply with, any part of clause (g), (j), (k) and (l) of this
Section 5.11 to the extent it would cause a violation of any term of the Lessee's $125,000,000 9 3/4% Senior Notes due 2006 or the Prospectus Supplement dated May 23, 1996 related thereto.

                  5.12 Compliance with Laws; Payment of Taxes.

     The Lessee will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply in all material respects with applicable Laws (including but not limited to ERISA) and similar requirements of Governmental Authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings. The Lessee will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a Lien against the Property of the Lessee or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Administrative Agent, the Lessee will set up reserves in accordance with GAAP.

                          5.13 Maintenance of Property.

     The Lessee shall, and shall cause each Subsidiary to, maintain all of its Properties in good condition, repair and working order, ordinary wear and tear excepted.

                                 5.14 Insurance.

     The Lessee will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Lessee or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on, and in respect of the ownership and operation of, its Properties in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                           5.15 Change in Fiscal Year.

     The Lessee will not change its Fiscal Year without the consent of the Majority In Interest.

                           5.16 Environmental Notices.

     The Lessee shall furnish to the Administrative Agent, promptly after the Lessee becomes aware thereof, written notice of all Environmental Liabilities, pending or threatened Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and

Environmental Releases, at, on, in, under or in any way affecting the Properties or any adjacent property and all facts, events, or conditions that could reasonably be expected to lead to any of the foregoing.

                           5.17 Environmental Matters.

     The Lessee will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handled or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in compliance with all applicable Environmental Requirements.

                          5.18 Environmental Releases.

     The Lessee agrees that upon the occurrence of an Environmental Release (except for any Environmental Release which (x) occurred in compliance with all Environmental Requirements and (y) could not reasonably be expected to have or cause a Material Adverse Effect), it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

                              5.19 Subsidiary Debt.

     Except  solely to the extent  expressly  permitted in clause (g) of Section
5.11 of this Agreement, the Lessee will not permit any Consolidated Subsidiary of the Lessee which is a wholly owned Subsidiary, directly or indirectly, of the Lessee, to create, incur or suffer to exist any of the following: (i) indebtedness for borrowed funds; (ii) Capitalized Lease Obligations, provided, however, that DF&R Restaurants, Inc. and its Subsidiaries may incur Capitalized Lease Obligations in an aggregate amount not to exceed $10,000,000 at any one time outstanding; (iii) Guarantees; (iv) debts, liabilities or obligations to any seller incurred to pay the deferred purchase price of property or services having a deferred purchase price of $1,000,000 or more, excepting, in any event, trade accounts payable arising in the ordinary course of business and purchase options prior to their exercise; and (v) debts, liabilities or obligations in respect of Synthetic Leases.

                     5.20 Change of Chief Executive Office.

     No less than 30 days prior to the date upon which the Lessee shall change its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code as in effect in the State of Georgia), principal place of business or the place where the Lessee shall retain its records concerning the Equipment and all its interests in, to and under all documents relating to the Trust Estate from Hancock at Washington, Madison, Georgia 30650, then in any such case the Lessee shall notify the Administrative Agent (on behalf of the Owner Trustee, the Holders and the Lenders) of the same and of the need to make additional Uniform Commercial Code filing with respect thereto.

                               5.21 Lien Searches.

     Within 30 days after the Closing Date and within 30 days after the last Commencement Date, the Administrative Agent (on behalf of the Owner Trustee, the Holders and the Lenders) shall have received Lien searches regarding the Lessee and the Equipment (including, without limitation, Uniform Commercial Code searches and similar searches in foreign jurisdictions, Tax Lien searches and judgment Lien searches) in such jurisdictions as such parties shall determine in their reasonable discretion, and Lessee shall cause all such Liens which would materially impair the rights of such parties (as reasonably determined by such parties) to be removed at such time or otherwise handled in a manner satisfactory to all such parties.

                        5.22 Classification of Equipment.

     At all times during the Term, the Lessee shall cause all Equipment to be personal property, not fixtures.

                          5.23 Lien Perfection Filings.

     Regarding the Uniform Commercial Code financing statements and other filings referenced in Section 4.2 of this Agreement relating to any Commencement Date, the Lessee shall execute and deliver any and all such financing statements and filings as the Administrative Agent may deem necessary or desirable promptly and no later than five Business Days after receipt of such financing statements and filings by the Administrative Agent . The Lessee also hereby authorizes the Administrative Agent, for the benefit of itself, the Lenders and the Holders, to file any such financing statements, filings or continuation statements without the signature of the Lessee to the extent permitted by applicable law, and to pay all reasonable fees and expenses in connection therewith.

         5.24     Allocation of Equipment Cost among the States and Counties.

     On each December 31 during the Term, the Lessee shall provide a certificate to the Administrative Agent on behalf of the Owner Trustee, the Lenders and the Holders certifying (a) any changes in the allocation of Equipment Cost among the various States and counties therein referenced in each Certificate of Delivery and Acceptance and (b) the Lessee shall have made all necessary and appropriate payment of additional filing taxes and other like charges in connection with the foregoing. The Lessee shall provide evidence of the same to the Administrative Agent on each such date.

                           5.25 UCC Filing Amendments.

     The Administrative Agent (at the direction of the Majority In Interest but at the cost and expense of the Lessee) shall have the option of electing to amend the Uniform Commercial Code financing statements filed with respect to the Equipment in a manner determined by the Administrative Agent in its reasonable discretion (such amendments to be in form and substance satisfactory to the Majority In Interest) in order to correct or supplement the description of the property therein or any other information set forth therein. The Lessee hereby agrees to execute any and all such amendments (as provided by the Administrative Agent to the Lessee) and to promptly return the same to the Administrative Agent.


                   SECTION 6. OTHER COVENANTS AND AGREEMENTS

                          6.1 Restrictions on Transfer.

     (a) Subject to the provisos to this sentence, each of the Holders and Lenders agrees that no such entity shall sell, transfer or assign (in whole or in part) its right, title and interest in and to the Operative Agreements (or any of them) without the prior written consent of the Lessee and the Administrative Agent (which consent may not be unreasonably withheld or delayed); provided, no such consent from Lessee shall be required subsequent to the occurrence and during the continuance of a Lease Default or Lease Event of Default; provided, further, that without the prior written consent of the Lessee and the Administrative Agent (i) any Holder may sell, transfer or assign its interest to an Affiliate of such Holder, to another Holder or to an Eligible Assignee, and (ii) any Lender may sell, transfer or assign its interest to an Affiliate of such Lender, to another Lender or to an Eligible Assignee. In addition, (x) no Holder may sell, transfer or assign any such interest unless
(1) such sale, transfer or assignment is ratable as to all of such Holder's interests in the Operative Agreements (including, without limitation, with respect to its Certificate), and (2) the amount of the Holder Commitment assigned by such Holder is at least $5,000,000 and increments thereof, unless such Holder is selling, transferring or assigning one hundred percent (100%) of its Holder Commitment, and (y) no Lender may sell, transfer or assign any such interest unless (1) such sale, transfer or assignment is ratable as to all such Lender's interests in the Operative Agreements (including, without limitation, with respect to all Notes), (2) the amount of the Lender Commitment assigned by such Lender is at least $5,000,000 and increments thereof, unless such Lender is selling, transferring or assigning one hundred percent (100%) of its Lender Commitment and (3) such Lender and the Person to whom such sale, transfer or assignment is made shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement in substantially the form of Attachment C attached hereto (the "Assignment Agreement"). In addition, there shall be no such sale, transfer or assignment of any Certificate or Note in violation of applicable securities Laws, and Lessee shall have no obligation to pay any cost or expense for the registration under applicable securities Laws of any Certificate or Note.

     (b) Upon any such transfer, (i) except as the context otherwise requires, the Person to whom such sale, transfer or assignment is made (a "Transferee") shall be deemed a "Holder" or "Lender", as the case may be, and shall enjoy the rights and privileges and perform the obligations of the transferring party (the "Transferor") to the extent of the interest transferred hereunder and under each other Operative Agreement to which the Transferor is a party, and, except as the context otherwise requires, each reference in this Agreement and each other Operative Agreement to the "Holders" or the "Lenders", as the case may be, shall thereafter be deemed to include such Transferee for all purposes to the extent of the interest transferred, (ii) the Transferor shall continue to be entitled to all the benefits and rights, including without limitation any right to indemnification, rights to reimbursement for increased costs or similar rights, hereunder and under each other Operative Agreement to which the Transferor was a party or by which it was bound except to the extent otherwise agreed in writing; provided, subsequent to any such sale, transfer or assignment from a Transferor to a Transferee, with respect to any judgment award for which the Lessee has an indemnity obligation under the Operative Agreements, the Lessee shall not have an obligation to pay such judgment award more than once for the benefit of such Transferor and Transferee; provided, further, the foregoing proviso shall not diminish the obligations of the Lessee under the Operative Agreements to indemnify each Transferor and Transferee in all matters regarding fees, costs and expenses associated with litigation and (iii) the Transferor shall be released from all obligations hereunder and under each other Operative Agreement to which the Transferor is a party or by which the Transferor is bound to the extent such obligations are expressly assumed by a Transferee; provided, further, that in no event shall any such sale, transfer or assignment waive or release the Transferor from any liability on account of any breach existing immediately prior to such sale, transfer or assignment of any of its representations, warranties, covenants or obligations set forth in the Operative Agreements or for any gross negligence or fraudulent or willful misconduct. The restrictions set forth in this Section 6.1 shall not apply with respect to the sale, transfer or assignment of the Equipment which is to be consummated on or after the expiration or the termination of the Lease or after the occurrence and during the continuation of a Lease Event of Default. In connection with any such sale, transfer or assignment of a Lender's interest, the Transferor or the Transferee (as agreed between the parties) shall pay the Administrative Agent a transfer fee of $2,500.

     (c) The Lessee agrees that any Holder or Lender may, without the consent of the Lessee, at any time sell to one or more Persons (each a "Participant") participating interests in any Holders Advances owing to such Holder, any Certificate of such Holder, such Holder's Holder Commitment hereunder or any other interest of such Holder hereunder, in the case of any Holder, or participating interests in any Loan Advances owing to such Lender, any Note held by such Lender, such Lender's Lender Commitment hereunder or any other interest of such Lender hereunder, in the case of any Lender. In the event of any such sale by any Holder or Lender of a participating interest to a Participant, such Holder's or such Lender's obligations, as the case may be, under this Agreement shall remain unchanged, such Holder or such Lender, as the case may be, shall remain solely responsible for the performance thereof, such Holder or such Lender, as the case may be, shall remain the holder of any such Certificate or Note, as the case may be, for all purposes under this Agreement, and the Lessee and the Administrative Agent shall continue to deal solely and directly with such Holder or such Lender, as the case may be, in connection with such Holder's or such Lender's, as the case may be, rights and obligations under this Agreement. In no event shall any Holder that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Holder may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of any Holder Advances or yield on the Holder Advances, (ii) the change of the amounts of the Holder Advances or yield on Holder Advances due on any date fixed for the payment thereof, (iii) the change of the Holder Commitment or the amount of the Holder Advances, (iv) any change in the rate at which the yield on the Holder Advances is computed from the rate at which the Participant is entitled to receive yield in respect of such participation, (v) the release or substitution of all or any substantial part of the Trust Estate or (vi) the release of any Guarantee given to support payment of the Holder Advances. In no event shall any Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Lender may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the Loans, (ii) the change of principal, interest or fees due on any date fixed for the payment thereof, (iii) the change of such Lender's Lender Commitment or the principal amount of the Loans related thereto, (iv) any change in the rate at which interest on the Loans or any commitment fee is payable from the rate at which the Participant is entitled to receive interest or a commitment fee in respect of such participation, (v) the release or substitu tion of all or any substantial part of the Collateral or (vi) the release of any Guarantee given to support payment of the Loans. Each Holder or Lender selling such a participating interest to any other Person shall, within ten (10) Business Days of such sale, provide the Lessee and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Administrative Agent, the Owner Trustee and the Lessee agree that each Participant shall be entitled to the benefits of Article 8 with respect to its participation in the Holder Advances or the Loans outstanding from time to time, but only to the extent that the Holder or Lender which sold the relevant participation would have been entitled thereto pursuant to the terms of this Agreement.

     (d) Subject to the rights of the Lessee pursuant to Section 18.2(b) of the Lease, the Lessee shall not sell, transfer or assign (in whole or in part) its respective right, title and interest in and to the Equipment or its obligations hereunder or the other Operative Agreements without the prior written consent of each other party to this Agreement (which consent may be withheld in such party's sole discretion).

                 6.2 Lessor's Liens Attributable to the Holders.

     (a) Each Holder hereby covenants and agrees with and for the benefit of the other parties to this Agreement that such Holder will not directly or indirectly create, incur, assume or suffer to exist any Lessor's Liens on or against any part of the Trust Estate or the Equipment attributable to it, and such Holder agrees that it will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien described above (by bonding or otherwise in a manner reasonably acceptable to the Lessee and the Administrative Agent); provided, that such Holder may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein and do not interfere with the use, operation, or possession of the Equipment by the Lessee under the Lease or the rights of the Lenders under the Loan Agreement or the payment of Rent.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the other parties to this Agreement from time to time from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of such Holder to discharge and satisfy in full any Lessor's Lien attributable to it and of the type identified in and when required to be discharged and satisfied by it under Section 6.2(a).

     6.3 Lessor's Liens Attributable to the Owner Trustee.

     (a) The Owner Trustee in its individual capacity hereby unconditionally agrees with and for the benefit of the other parties to this Agreement that the Owner Trustee in its individual capacity will not directly or indirectly create, incur, assume or suffer to exist any Lessor's Liens on or against any part of the Trust Estate or the Equipment arising out of any act or omission of or claim against the Owner Trustee in its individual capacity, and the Owner Trustee in its individual capacity agrees that it will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien attributable to the Owner Trustee in its individual capacity (by bonding or otherwise in a manner reasonably acceptable to the Lessee and Lenders); provided, that the Owner Trustee may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein and do not interfere with the use, operation, or possession of the Equipment by the Lessee under the Lease or the rights of the Lenders under the Loan Agreement or the payment of Rent.

     (b) The Owner Trustee in its individual capacity agrees to indemnify and hold harmless the other parties to this Agreement from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of the Owner Trustee to discharge and satisfy any Lessor's Liens attributable to it in its individual capacity and of the type identified in and when required to be discharged and satisfied by it under Section 6.3(a).

                        6.4 Liens Created by the Lenders.

     (a) Each Lender covenants and agrees with and for the benefit of the other Parties to this Agreement that such Lender shall not cause or permit to exist any Lien on or against any part of the Trust Estate or the Equipment attributable to such Lender, except such Liens which are contemplated and permitted by the Operative Agreements, and that such Lender will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any such Lien; provided, that such Lender may contest any such Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein and do not interfere with the use, operation, or possession of the Equipment by the Lessee under the Lease or the rights of the Lenders under the Loan Agreement or the payment of Rent.

     (b) Each Lender agrees, severally and not jointly, to indemnify and hold harmless the other parties to this Agreement from time to time from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of such Lender to discharge and satisfy in full any Lien attributable to it and of the type identified in and when required to be discharged and satisfied by it under Section 6.4(a).

                 6.5 Liens Created by the Administrative Agent.

     (a) The Administrative Agent covenants and agrees with and for the benefit of the other parties to this Agreement that the Administrative Agent shall not cause or permit to exist any Lien on or against any part of the Trust Estate or the Equipment attributable to the Administrative Agent, except such Liens which are contemplated and permitted by the Operative Agreements, and that the Administrative Agent will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any such Lien.

     (b) The Administrative Agent agrees to indemnify and hold harmless the other parties to this Agreement from time to time from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of the Administrative Agent to discharge and satisfy in full any Lien attributable to it and of the type identified in and when required to be discharged and satisfied by it under Section 6.5(a).

                  6.6 Covenants Restricting the Owner Trustee.

     So long as any Loans, Notes, Holder Advances or Certificates remain outstanding and have not been paid in full or otherwise discharged in accordance with the terms of the Operative Agreements:

     (a) The Owner Trustee shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

     (b) The Owner Trustee shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in
Section 6.6(a), or incur, create, assume or suffer to exist any indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 6.6(a).

     (c) The Owner Trustee shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, including without limitation its interest in the Trust Estate, whether now owned or hereafter
acquired,   except  to  the  extent  expressly  contemplated  by  the  Operative
Agreements.

     (d) The Owner Trustee shall at all times (i) observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party and (ii) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the Lessor under the Lease, even in the event that the Lease is terminated at stated expiration following a Lease Event of Default or otherwise.

     (e) At any time and from time to time, upon the written request of the Administrative Agent or any Lender or Holder, the Owner Trustee will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent or any Lender or Holder may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

     (f) If on any date a Responsible Officer of the Owner Trustee shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Owner Trustee will give written notice thereof to the Administrative Agent within five Business Days after such date.

     (g) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (in such capacity and in its individual capacity) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by the terms thereof.

     (h) On each Commencement Date, the Owner Trustee's rights, title and interests in and to the Equipment delivered on such Commencement Date and the Collateral shall be free of any Lessor's Liens attributable to the Owner Trustee in its individual capacity.

     (i) The Owner Trustee shall receive from each Seller such title to the Equipment as is conveyed to it by such Seller, subject to the rights of the Owner Trustee and the Lessee under the Lease.

     (j) The Owner Trustee in its individual capacity agrees to give the Lessee, the Holders, the Lenders and the Administrative Agent at least 30 days prior written notice of any relocation of the Owner Trustee's chief executive office, principal place of business or said place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate are located from its present location referenced in Section 3.1(g) or any subsequent location, which in all cases shall remain in the United States.

          6.7 Covenants of All Parties Regarding Operative Agreements.

     The Owner Trustee (in such capacity and in its individual capacity), the Holders, the Administrative Agent, the Lenders and the Lessee hereby agree to comply with the provisions of all Operative Agreements to which they are a party and not to terminate, amend, modify, supplement, restate or replace any Operative Agreement in such a manner that increases the obligations or liabilities, or decreases the rights of, or is adverse to, any other party hereto without the prior written consent of such Person (it being understood that (i) the consent of each Lender and Holder is unnecessary to the extent permitted by the provisions of Section 9.1 of the Loan Agreement and Section
11.01 of the Trust Agreement, respectively and (ii) the Owner Trustee, the Holders, the Administrative Agent and the Lenders may exercise the remedies granted to them in the Operative Agreements).

                              6.8 Rent Sufficiency.

     Anything contained herein, in the Lease or in any other Operative Agreement to the contrary notwithstanding, (i) the aggregate amount of Basic Rent payable on any Payment Date under the Lease shall be, under all circumstances and in any event, at least equal to the sum of (A) the amount of the scheduled installments of yield on the Certificates pursuant to the Trust Agreement, plus (B) the amount of the scheduled installments of principal and interest on the Notes pursuant to the Loan Agreement, in each case, due on such Payment Date, and (ii) the amount of the Stipulated Loss Value payable on any date on account of any Unit of Equipment, together with any other amounts payable pursuant to Sections 11 or 21 of the Lease, as the case may be, shall be, under all circumstances and in any event, at least equal to the sum of (x) the amount of any payments then required to be made respecting such Unit on account of the outstanding principal of and interest on the Notes pursuant to the Loan Agreement plus (y) the amount of any payments then required to be made respecting such Unit on account of the outstanding Holder Advances to be repaid and yield on the Certificates pursuant to the Trust Agreement. Anything contained herein, in the Lease or in any other Operative Agreement to the contrary notwithstanding, the amount of the Early Termination Option Payment payable on any date on account of any Unit of Equipment, together with any other amounts payable pursuant to Section 10 of the Lease, shall be, under all circumstances and in any event, at least equal to the amount of any payments then required to be made respecting such Unit on account of the outstanding principal of and interest on the Notes pursuant to the Loan Agreement.

              6.9 Receipts Distribution and Application of Income.

     The Lessee has agreed pursuant to the terms of the Operative Agreements to pay to the Administrative Agent, until such time as the Loan Agreement has been discharged pursuant to its terms and thereafter to the Holders, any and all Rent (provided, that such right to receive Rent shall not include a right to receive Segregated Excepted Property but shall include a right to receive all other Excepted Property) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing the Lessor, the Owner Trustee, the Holders, the

Administrative Agent and the Lenders (excluding such amounts referenced in the immediately preceding parenthetical phrase in this sentence). The Lessee has agreed pursuant to the terms of the Operative Agreements to pay to the Holders or such other Persons as are entitled to the receipt thereof, as appropriate, the Segregated Excepted Property payable to such Persons. Notwithstanding the preceding provisions of this Section 6.9, in connection with any disposition of Equipment, upon the exercise of remedies in connection with any Event of Default and with regard to all amounts received by the Administrative Agent under the Operative Agreements other than Segregated Excepted Property or otherwise with respect to the Equipment, the Administrative Agent shall apply all such amounts received in accordance with the terms of this Section 6.9 to the obligations owed under the Operative Agreements (including, without limitation, to the Certificates and Notes and to the out-of-pocket costs and expenses of the Administrative Agent or the Owner Trustee in connection with such disposition or exercise of remedies).

     (a) Any such payment or amount identified as or deemed to be Basic Rent shall be applied and allocated by the Administrative Agent: first, ratably (based on principal amounts then outstanding under the Notes) to the Lenders for application and allocation to the payment of interest and principal (in that order of priority) then due and payable on the Notes, second, ratably (based on amounts then outstanding as Holders Advances) to the Holders for application and allocation to the payment of accrued yield and Holder Advances (in that order of priority) then due and payable on the Certificates; and third, if no Lease Default or Lease Event of Default has occurred and is continuing, any excess (if other than a prepayment) shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Lease Default or a Lease Event of Default has occurred and is continuing, such excess (if any) shall instead be held by the Administrative Agent until the earlier of (i) the first date thereafter on which no Lease Default or Lease Event of Default shall be in effect (in which case such payments or amounts shall then be made to such other Person or Persons as the Lessee may designate) and (ii) the Maturity Date (or, if earlier, the date of any acceleration of the Notes), in which case such amounts shall be applied and allocated in the manner contemplated by Section 6.9(c)(i).

     (b) Any such payment or amount identified as or deemed to be Renewal Rent or proceeds from the disposition of a Class of Equipment pursuant to Section
21.2 of the Lease shall be applied and allocated by the Administrative Agent: first, ratably (based on amounts then outstanding as Holders Advances) to the Holders for application and allocation to the payment of accrued yield and Holder Advances (in that order of priority) then due and payable on the Certificates; and second, if no Lease Default or Lease Event of Default has occurred and is continuing, any excess (if other than a prepayment) shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Lease Default or a Lease Event of Default has occurred and is continuing, such excess (if any) shall instead be held by the Administrative Agent until the earlier of (i) the first date thereafter on which no Lease Default or Lease Event of Default shall be in effect (in which case such payments or amounts shall then be made to such other Person or Persons as the Lessee may designate) and (ii) the Termination Date (or, if earlier, the date of any acceleration of the Certificates), in which case such amounts shall be applied and allocated in the manner contemplated by Section 6.9(c)(i).

     (c) (i) Except as otherwise provided in Sections 6.9(c)(ii), or 6.9(e), in the event that any prepayment of the Notes or the Certificates, in whole or in part, is required in accordance with the provisions of' Section 2.10 of the Loan Agreement or Section 4.10 of the Trust Agreement, then any amount received pursuant to Section 10 or 11 of the Lease or otherwise shall in each case be distributed and paid in the following order of priority: first, ratably to the Owner Trustee and the Administrative Agent with respect to their respective out-of pocket costs and expenses regarding any such prepayment or sale of the Equipment; second, ratably (based on principal amounts then outstanding under the Notes) to the Lenders as provided in Section 2.10 of the Loan Agreement; third, ratably (based on amounts then outstanding as Holder Advances) to the Holders as provided in Section 4.10 of the Trust Agreement; fourth, ratably to the Owner Trustee and the Administrative Agent regarding any other amounts owing to either such party under the Operative Agreements; and fifth, the balance, if any, of such amount remaining thereafter shall be distributed to the Owner Trustee for distribution to the Holders.

     (ii) Any insurance payment, requisition payment or other amount received by the Administrative Agent that is not required to be paid over to the Lessee or distributed shall be held by the Administrative Agent as security for the obligations of the Lessee under the Lease and applied as set forth therein or herein.

     (d) (i) Except as otherwise provided in Section 6.9(e),

     (A) An amount equal to any such payment identified as or which is is Supplemental Rent received by the Administrative Agent for which provision as to the application thereof is made in the Operative Agreements shall be applied forthwith to the purpose for which such payment was made in accordance with the terms thereof and otherwise shall be applied and allocated by the Administrative Agent to the payment of any amounts (other than any such amounts payable pursuant to the preceding provisions of this Section 6.9) then owing first, ratably to the Owner Trustee and the Administrative Agent with respect any Supplemental Rent then due and payable to such Person; second, ratably (based on principal amounts then outstanding under the Notes) to the Lenders with respect to any Supplemental Rent then due and payable to the Lenders; third, ratably (based on amounts then outstanding as Holder Advances) to the Holders with respect to any Supplemental Rent then due and payable to the Holders; and fourth, the balance, if any, of such amount remaining thereafter shall be distributed to the Owner Trustee for distribution to the Holders.

     (B)  Subject to Section  6.9(d)(ii),  any  payments  received  and  amounts realized by the Administrative Agent for which no provision as to the application thereof is made in the Lease or this Section 6.9 or otherwise in any Operative Agreement shall be distributed forthwith by the Administrative Agent to the Owner Trustee for distribution pursuant to the Trust Agreement; provided, however, that if a Loan Agreement Event of Default has occurred and is continuing, such amounts shall be paid to the Lenders pursuant to the Loan Agreement.

     (ii) Any payments received by the Administrative Agent for which provision as to the application thereof is made in the Lease or any other Operative Agreement, but not elsewhere in this Agreement, shall be applied to the purposes for which such payments were made in accordance with the provisions of the Lease or such other Operative Agreement, as the case may be.

     (iii) The Administrative Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Administrative Agent and apply and allocate each such amount in the manner specified above.

     (e)  All   amounts   constituting   Excepted   Property   received  by  the
Administrative Agent shall be paid by the Administrative Agent to the Person or Persons entitled thereto.

     Ratable allocations under this Section 6.9 between the Administrative Agent and the Owner Trustee shall be based upon the relative amount of costs, expenses and other amounts owed to each such party at the particular time under the particular provisions of the Operative Agreements.

                6.10 Acceleration Upon Certain Events of Default.

     Each of the parties hereto agrees that the occurrence of a Lease Event of Default and the exercise of any remedies set forth in Section 15 of the Lease with respect thereto shall immediately create a Loan Agreement Event of Default and an acceleration of the Notes under the Loan Agreement and the Certificates under the Trust Agreement.

                        SECTION 7. LESSEE'S INDEMNITIES

                           7.1 General Tax Indemnity.

     (a) Indemnification. The Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend all Indemnified Persons, and hold them harmless against all Impositions (other than amounts addressed in and either covered by or specifically excluded from the coverage of Section 7.2 hereof) on an After Tax Basis.

     (b) The foregoing indemnity in Section 7.1(a) hereof shall not apply to any Impositions for Taxes to the extent they result from the gross negligence or willful misconduct of an Indemnified Person, or (subject to the last sentence of Section 7.1(b)) to the extent such Taxes are based upon or measured by an Indemnified Person's net income (other than Taxes that are, or are in the nature of, sales, use, value added, transfer or property Taxes, and other than a Covered

Income Tax as defined in the following sentence). For purposes of this Agreement, a "Covered Income Tax" shall mean an income Tax (including without limitation a Tax imposed upon gross income or receipts) imposed on an Indemnified Person by any state, local or foreign taxing authority (excluding the United States federal government) in whose jurisdiction an Indemnified Person (including without limitation for this purpose all entities with which it is combined, integrated or consolidated in such taxing authority's jurisdiction) would not engage in business, would not maintain an office or other place of business, would not otherwise be located therein, and would not otherwise be subject to such taxing authority but for an Indemnified Person's role in the Operative Agreements and the transactions contemplated thereby, with respect to the Equipment, its manufacture, construction, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, releasing, subleasing, possession, use, operation, maintenance, storage, titling or retitling, licensing or re-licensing, documentation, removal, return, sale (including without limitation sale to the Lessee by an Indemnified Person pursuant to the terms hereof) or other applications or dispositions thereof, or the presence of the Lessee in such jurisdiction. The foregoing indemnity in Section 7.1(a) shall apply to any Taxes upon or with respect to any of the enumerated matters of Section 7.1(a) imposed on the Owner Trustee (including without limitation those based upon or measured by the Owner Trustee's net income or other such Taxes that are, or are in the nature of, a Tax on net income) other than such Taxes based on or measured by any fees or compensation received by the Owner Trustee for services rendered in connection with the transactions contemplated hereby.

     (c) Payments. (i) Subject to the terms of Section 7.1(e) hereof, the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Lessee shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

     (ii) In the case of Impositions for which no contest is conducted pursuant to Section 7.1(e) hereof and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee is to reimburse an Indemnified Person, the Lessee shall make such payment within twenty (20) days after receipt by the Lessee of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to make such payment prior to thirty (30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 7.1(e) hereof, the Lessee shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 7.1(e) hereof.

     (iii) Impositions imposed with respect to Equipment for a Tax billing period during which the Lease expires or terminates (unless the Lessee has exercised its option to purchase the Equipment pursuant to Section 21.2 of the Lease or to renew the Lease pursuant to Section 21.3 of the Lease) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination, and each party shall pay or reimburse the other for each party's pro rata share thereof.

     (d) Reports and Returns. (i) The Lessee shall be responsible for preparing and filing all property and ad valorem tax returns in respect of each item of Equipment. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection
(a) and of which the Lessee has knowledge or should have knowledge, the Lessee, at its cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Lessee that such Indemnified Person intends to file such report or return) (A) to the extent required or permitted by and consistent with applicable Laws, make and file in its own name such return, statement or report: and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare and deliver to such Indemnified Person (together with payment of all Impositions required to be paid at the time of filing such return, statement or report), at least fifteen (15) Business Days prior to the date of any required filing, such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such Indemnified Person at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Indemnified Person shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Lessee) with respect to each item of Equipment which the Lessee reasonably requires to prepare any required tax returns or reports.

     (ii) The Lessee shall deliver to the Administrative Agent copies of all property and ad valorem tax returns that it is required to file pursuant to clause (i) above no later than fifteen (15) Business Days prior to the date Lessee intends to file such tax returns.

     (e) Contests of Impositions. (i) If a written claim is made against any Indemnified Person or if any proceeding shall be commenced against such
Indemnified Person (including a written notice of such proceeding) for any Impositions, such Indemnified Person shall promptly notify the Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessee for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that, in the case of any such claim or proceeding, if action shall be required by Law to be taken prior to the end of such 30-day period, such Indemnified Person shall, in such notice to the Lessee, inform the Lessee of such shorter period, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before two
(2)
days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Lessee's obligation hereunder except to the extent failure to give such notice precludes the Lessee from contesting all or part of such claim.

     (ii) If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Lessee is required by Law or regulation for the Indemnified Person to commence such contest), the Lessee shall request in writing that such Indemnified Person contest such Imposition, the Indemnified Person shall, at the sole cost and expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest involves a tax other than a tax on net income and can be pursued independently from any other proceeding involving a tax liability of such Indemnified Person, the Indemnified Person, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (B) in the case of any contest, the Indemnified Person may require the Lessee to conduct and control such contest at the sole cost and expense of the Lessee) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessee from time to time. If Lessee conducts and controls such contest, it shall use counsel selected by it and consented to by the Indemnified Person (which consent shall not be unreasonably withheld), except that in the event of any material conflict of interest between Lessee and such Indemnified Person, such Indemnified Person may retain separate counsel, the reasonable fees and expenses of which will be paid by the Lessee.

     (iii) The Person controlling any contest shall consult in good faith with the non-controlling Person and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnified Person shall waive its rights to any indemnity from the Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority, the contest of which is precluded by reason of such resolution of such claim) and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 7.1 by way of indemnification or advance for the payment of an Imposition other than expenses of such contest.

     (iv) Notwithstanding the foregoing provisions of this Section 7.1, an Indemnified Person shall not be required to take any action and the Lessee shall not be permitted to contest any Impositions in its own name or that of the Indemnified Person unless (A) the Lessee shall have agreed in writing to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, and the amount of such Imposition should the contest be unsuccessful, (B) in the case of a claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnified Person for which the Lessee may be liable to pay an indemnity under this Section 7.1) exceeds $100,000, (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Equipment, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Lessee shall provide to the Indemnified Person an interest-free advance in an amount equal to the Imposition that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (E) in the case of a claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the Lessee shall have provided to such Indemnified Person an opinion of independent tax counsel selected by the Indemnified Person and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that the position asserted in such appeal will more likely than not prevail) and
(F) no Lease Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 7.1, unless there shall have been a change in Law (or interpretation thereof) and the Indemnified Person shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Indemnified Person and reasonably acceptable to the Lessee stating that as a result of such change in Law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

                        7.2 Special Income Tax Indemnity.

     (a) Indemnity. The Lessee will indemnify the Lessor and each Holder on an After Tax Basis for (i) any loss, reduction, failure to claim (based on an opinion of tax counsel that there is no reasonable basis to claim), disallowance, recapture, or deferral, in whole or in part, of any tax benefits that the Lessor or such Holder has claimed in connection with the Equipment and the transactions contemplated by the Operative Agreements and any costs, expenses, losses or breakage incurred by the Lessor or such Holder in connection therewith, and (ii) any inclusion (an "Inclusion") in the Lessor's or such Holder's foreign, federal, state or local gross income of any amounts other than
(A) Basic Rent, Renewal Rent, Stipulated Loss Value, or the purchase price paid by Lessee pursuant to Section 21.2 of the Lease, in the amounts and at the times provided in the Lease; (B) payments made hereunder or under the Lease on an After-Tax Basis; (C) any other amount to the extent that such income Inclusion is completely offset by a deduction of the same character and in the same taxable year as the Inclusion; and (D) any amount designated as a pre-tax fee or interest payment due and owing to the Lessor or such Holder under the terms of the Operative Agreements, each loss and Inclusion under clause (a)(i) and (ii) constituting a "Tax Loss." This tax indemnity shall constitute an "all events" indemnity, covering, by way of example only, any Tax Loss resulting from a change of law, change in tax rates, recharacterization of the transaction for tax purposes, and the Lessor's inability to currently utilize any tax benefits. Notwithstanding the foregoing, the Lessee shall not indemnify the Lessor or any Holder for (i) a Tax Loss resulting solely from (x) such Holder's failure to take the actions within its control that are reasonably necessary to secure the benefits that are the subject of the Tax Loss or (y) such Holder's failure to prevent the Trust from becoming an entity separately subject to United States federal income tax liability; or (ii) a Tax Loss to the extent that such Tax Loss exceeds the amount that the Tax Loss would have been had the Lessor not transferred, assigned, pledged or sold its interest in the Equipment after the applicable Closing Date or had such Holder not transferred, assigned, pledged or sold its interest in its Certificate or in the Trust or Trust Estate after the applicable Closing Date.

     (b) Computation of Indemnity and Gross-Up; Payment. The amount of the indemnity payable as a result of a Tax Loss, and the gross-up of the indemnity payment for income taxes attributable to the indemnity payment hereunder, shall be computed using the actual rate(s) of United States federal, state and local tax then in effect and applicable to the Lessor or the affected Holder, as the case may be. An event or occurrence giving rise to a Tax Loss for federal income tax purposes shall be deemed to give rise to a Tax Loss at the same time and in the same amount for state and local income tax purposes. At the Lessor's option, the Lessee shall pay the indemnity in installments on each subsequent Scheduled Payment Date or by an amendment to the Lease.

     (c) Certain Adjustments. If the Lessor shall suffer a Tax Loss involving a tax benefit that was taken into account in calculating any amount under the Lease, then such value or values shall be adjusted to take into account the unavailability, if any, of such tax benefit.

     (d) Contests. Any contests of claims arising in connection with a Tax Loss shall be conducted under the provisions set forth in Section 7.1(e) hereof, except that (i) references to the Indemnified Person shall be to the Lessor or the Holders, or both, as the case may be; and (ii) references to an Imposition shall be to a Tax Loss.

            7.3 General Indemnification and Waiver of Certain Claims.

     The Lessee hereby assumes liability for, and does hereby agree, whether or not any of the transactions contemplated hereby are consummated, to indemnify, protect, save, defend, exonerate, pay and hold harmless each Indemnified Person on an After-Tax Basis from and against any and all obligations, fees, liabilities, losses, interest, damages, punitive damages, penalties, fines, claims, demands, actions, suits, judgments, costs and expenses (collectively "Expenses"), including, without limitation, reasonable legal fees and expenses payable pursuant to

Section 2.5(a) (including, without limitation, such reasonable legal fees and expenses incurred in connection with the enforcement or modification of this Agreement or any other Operative Agreement), of every kind and nature whatsoever imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of (a) the Equipment, including without limitation the manufacture, construction, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, releasing, subleasing, possession, use, operation, maintenance, storage, titling or re-titling, licensing or re-licensing, documentation, removal, return, sale (including, without limitation, sale by an Indemnified Person to the Lessee pursuant to the terms of the Lease) or other applications or dispositions of the Equipment, including, without limitation, any of such as may arise from (i) loss or damage to any property or death or injury to any Person, (ii) patent or latent defects in the Equipment (whether or not discoverable by the Lessee or any Indemnified Person), (iii) any claims based on strict liability in tort or otherwise, (iv) any claims based on patent, trademark or copyright infringement and (v) any claims relating to any Environmental Violation, Hazardous Material or otherwise based on liability arising under any Environmental Law or other pollution control Law, (b) any failure on the part of the Lessee to perform or comply with any of the terms of the Lease, any other Operative Agreement or any document, instrument, agreement or contract entered into in relation hereto or otherwise in relation to the Equipment, (c) any claims, Liens or legal processes regarding such Indemnified Person's title to or interest in the Equipment (except as such arise in connection with Lessor's Liens), (d) any representation or warranty made by the Lessee under or in connection with this Agreement, the Lease, or any other Operative Agreement or any certificate or report delivered by the Lessee pursuant hereto or thereto which shall have been false or incorrect in any material respect when made or deemed made, or (e) the Operative Agreements (including, without limitation, Section 8 of this Agreement). The Lessee shall not be required to indemnify an Indemnified Person for any claims resulting from acts which would constitute the willful misconduct or gross negligence of such Indemnified Person. The Lessee shall give each Indemnified Person prompt notice of any occurrence, event or condition known to the Lessee as a consequence of which any Indemnified Person is or is reasonably likely to be entitled to indemnification hereunder. The indemnification provided in this Section 7.3 shall specifically apply to and include claims or actions brought by or on behalf of employees of the Lessee notwithstanding any immunity to which the Lessee may otherwise be entitled under any industrial or worker's compensation Laws. The Lessee shall promptly upon request of any such Indemnified Person (but in any event within 30 days of such request) reimburse such Indemnified Person for amounts expended by it in connection with any of the foregoing or pay such amounts directly.

     In case any action, suit or proceeding is brought against any Indemnified Person in connection with any claim indemnified against hereunder, such Indemnified Person will, after receipt of notice of the commencement of such action, suit or proceeding, notify the Lessee thereof, enclosing a copy of all papers served upon such Indemnified Person; provided, failure to deliver such notice will not impair the rights of indemnification of such Indemnified Person unless such failure by the Indemnified Person materially and adversely affects the ability of the Lessee to defend such action, suit or proceeding. The Lessee shall, at its sole cost and expense, assume control of such action, suit or proceeding (with counsel to be selected by the Lessee and consented to by the Indemnified Person, such consent not to be unreasonably withheld). Notwithstanding any of the foregoing to the contrary, the Lessee shall not be entitled to pursue any such action, suit or proceeding if (i) a Lease Event of Default shall have occurred and be continuing, (ii) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any lien on the Equipment unless the Lessee shall have posted a bond or other security reasonably satisfactory to the Owner Trustee and the Holders in respect to such risk, (iii) such proceedings, in the good faith opinion of the Indemnified Person, entail any risk of criminal liability to such Indemnified Person or (iv) a conflict of interest exists between the Indemnified Person and the Lessee with respect to such action, suit or proceeding. The Indemnified Person may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Lessee pursuant to the preceding provisions; provided, in the event of a material conflict of interest between the Lessee and such Indemnified Person, the Lessee shall pay the costs and expenses of counsel for such Indemnified Person.

     Each Indemnified Person shall supply the Lessee with such information reasonably available to it and reasonably requested by the Lessee as is necessary or advisable for the Lessee to control or participate in any proceeding to the extent permitted by this Section 7.3. Unless a Lease Event of Default shall have occurred and be continuing, each Indemnified Person agrees not to enter into a settlement or other compromise with respect to any such action, suit or proceeding without the prior written consent of the Lessee, which consent shall not be unreasonably withheld or delayed, unless the Indemnified Person waives its right to be indemnified with respect to such action, suit or proceeding. The Lessee shall supply the Indemnified Person with such information reasonably requested by the Indemnified Person as is necessary or advisable for the Indemnified Person to control or participate in any proceeding to the extent permitted by this Section 7.3. In addition, the Lessee shall be subrogated to the rights of the Indemnified Person against any manufacturer or maintenance provider with respect to any such action, suit or proceeding with respect to which the Lessee has actually reimbursed such Indemnified Person for amounts expended by it or has actually paid such amounts directly pursuant to this Section 7.3; provided, further to do so will not impair the rights of indemnification of such Indemnified Person unless the failure by the Indemnified Person to deliver such notice materially and adversely affects the ability of the Lessee to defend such action, suit or proceeding.

               SECTION 8. YIELD PROTECTION; TAXES; COMPENSATION.

                        8.1 Yield Protection Provisions.

     (a) If, after the date hereof, any Participant has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable Law regarding capital adequacy, or compliance by such Participant or its parent with any request or directive regarding capital adequacy (whether or not having the force of Law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Participant's or its parent's capital or assets as a consequence of such Participant's obligations hereunder to a level below that which such Participant or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Participant's or its parent's policies with respect to capital adequacy), then, upon notice from such Participant to the Owner Trustee, the Owner Trustee shall be obligated to pay (with funds provided by the Lessee as Supplemental Rent) to such Participant such additional amount or amounts as will compensate such Participant for such reduction. Each determination by such Participant of amounts owing under this Section 8.1 shall, absent manifest error, be conclusive and binding on the parties hereto.

     (b) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Participant to fund or maintain its Loan Advances or its Holder Advances, as the case may be, based upon LIBOR, (a) such Participant shall promptly give written notice of such circumstances to the Owner Trustee, the Administrative Agent and the Lessee (which notice shall be withdrawn whenever such circumstances no longer exist),
(b) the commitment of such Participant to continue Loan Advances or Holder Advances, as the case may be, based upon LIBOR shall forthwith be canceled and
(c) the interest rate on the outstanding Loan Advances and the yield on the outstanding Holder Advances, as the case may be, shall automatically begin to accrue or be computed, as the case may be, based upon the CD Rate (and all calculations and definitions shall substitute CD Rate for LIBOR) on the next succeeding Scheduled Payment Date or within such earlier period as required by Law until such time as such Participant shall notify the Owner Trustee, the Administrative Agent and the Lessee that it is no longer unlawful for such Participant to fund or maintain Loan Advances or Holder Advances, as the case may be, based upon LIBOR, whereupon the interest rate on the outstanding Loan Advances and the yield on the outstanding Holder Advances shall automatically be restored to accrue or be computed based upon LIBOR.

     (c) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Participant, or compliance by any Participant with any request or directive (whether or not having the force of Law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which a Participant becomes a Participant):

     (i) shall subject such Participant to any Tax of any kind whatsoever with respect to the Operative Agreements, ownership, maintenance, or financing of the Loan Advances or Holder Advances or payments of other amounts due, as the case may be, made by it, or change the basis of taxation of payments to such Participant in respect thereof (except for Non-Excluded Taxes covered by Section
8.2 hereof (including Non- Excluded Taxes imposed solely by reason of any failure of such Participant to comply with its obligations under Section 8.2(b) hereof) and changes in Taxes measured by or imposed upon the overall net income, or franchise Tax (imposed in lieu of such net income Tax), of such Participant or its applicable lending office, or any branch, or any affiliate thereof);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement (including without limitation any requirement imposed by the Board of Governors of the Federal Reserve System) against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Participant which is not otherwise included in the determination of LIBOR hereunder;

                  (iii) shall impose on such Participant any other condition (excluding any Tax of any kind whatsoever); or

                  (iv) shall impose upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the other Operative Agreements, the ownership, maintenance or financing of the Loan Advances or Holder Advances or payments of amounts due under the Operative Agreements or any obligation of any Indemnified Party to advance funds under the Operative Agreements, the Loan Advances by the Lenders, the Holder Advances by the Holders or otherwise in respect of this Agreement, the other Operative Agreements or the ownership, maintenance or financing of the Loans or the Holder Advances;

and the result of any of the foregoing in (i), (ii), (iii) or (iv) above is to increase the cost to such Participant, by an amount which such Participant deems to be material, of continuing or maintaining the Loan Advances or Holder Advances, as the case may be, based upon LIBOR, then, upon notice to the Owner Trustee from such Participant, through the Administrative Agent, in accordance herewith, the Owner Trustee shall be obligated to promptly pay (with funds provided by the Lessee as Supplemental Rent) to such Participant, within 10 days after its demand, any additional amounts necessary to compensate such Participant for such increased cost or reduced amount receivable.

     (d) If a Participant becomes entitled to claim any additional amounts pursuant to this Section 8.1, it shall provide prompt written notice thereof to the Owner Trustee, through the Administrative Agent, certifying (x) that one of the events described in this Section 8.1 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Participant and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 8.1 submitted by such Participant to the Owner Trustee, through the Administrative Agent, shall be conclusive and binding on the parties hereto in the absence of manifest error.

                             8.2 Withholding Taxes.

     (a) Except as provided below in this Section 8.2, all payments made by the Owner Trustee under this Agreement, any Operative Agreements, the Notes and the Certificates,
as the case may be, shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other Taxes, now or hereafter imposed, levied, collected, withheld or assessed by any court or Governmental Authority excluding Taxes measured by or imposed upon the overall net income of any Participant or its applicable lending office, or any branch or affiliate thereof, and all franchise Taxes or Taxes on the overall capital or net worth of any Participant or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of income Taxes, imposed: (i) by the jurisdiction under the Laws of which such Participant, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof, or (ii) by reason of any connection between the jurisdiction imposing such Tax and such Participant, applicable lending office, branch or affiliate other than a connection arising solely from such Participant having executed, delivered or performed its obligations, or received payment under or enforced, this Agreement, the Operative Agreements, the Notes, or the Certificates, as the case may be. If any such non-excluded Taxes ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Participant hereunder or under the Notes or the Certificates, (A) the amounts so payable to the Administrative Agent or such Participant shall be increased to the extent necessary to yield to the Administrative Agent or such Participant (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, the Notes or the Certificates; provided, however, that the Owner Trustee shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to such Participant if such Participant is not organized under the Laws of the United States of America or a state thereof and such Participant fails to comply with the requirements of paragraph (b) of this subsection whenever any Non-Excluded Taxes are payable by the Owner Trustee, and
(B) as promptly as possible thereafter the Owner Trustee shall send to the Administrative Agent for its own account or for the account of such Participant, as the case may be, a certified copy of an original official receipt received by the Owner Trustee showing payment thereof. If the Owner Trustee fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Owner Trustee shall indemnify (with funds provided by the Lessee as Supplemental Rent) the Administrative Agent and any Participant for any incremental Taxes, interest or penalties that may become payable by the Administrative Agent or such Participant as a result of any such failure.

     (b) If any Participant is not incorporated under the laws of the United States of America or any state thereof such Participant shall:

                  (i) on or before the date of any payment by the Owner Trustee under this Agreement, the Notes or the Certificates, as the case may be, to such Participant, deliver to the Owner Trustee and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement, the Notes or the Certificate, as the case may be, without deduction or withholding of any

         United States federal income Taxes and (B) an Internal Revenue Service Form W-8 or W- 9, or any successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding Tax;

                  (ii) deliver to the Owner Trustee and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Owner Trustee; and

                  (iii) (A) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Owner Trustee or the Administrative Agent in order to establish the legal entitlement of such Participant to an exemption from withholding with respect to payments under this Agreement, the Notes or the Certificate, as the case may be; or

                           (B) in the case of any such Participant that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (1) represent to the Lessee and the Owner Trustee (for the benefit of the Owner Trustee and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (2) agree to furnish to the Owner Trustee on or before the date of any payment by the Owner Trustee, with a copy to the Administrative Agent two accurate and complete original signed copies of Internal Revenue Service Form W-8, or any successor applicable form, as the case may be, certifying to such Participant's legal entitlement at the date of such certificate to an exemption from U.S. withholding Tax under the provisions of
         Section 881(c) of the Code with respect to payments to be made under this Agreement, the Notes or the Certificates, as the case may be (and to deliver to the Lessee, the Owner Trustee and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Lessee, the Owner Trustee or the Administrative Agent for filing and completing such forms), and (3) agree, to the extent legally entitled to do so, upon reasonable request by the Lessee or the Owner Trustee, to provide to the Lessee and the Owner Trustee (for the benefit of the Owner Trustee and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Participant to an exemption from withholding with respect to payments under this Agreement, the Notes or the Certificates, as the case may be.

Notwithstanding the above, if any change in treaty or other Law has occurred after the date such Person becomes a Participant hereunder which renders all such forms inapplicable or which would prevent such Participant from duly completing and delivering any such form with respect to it and such Participant so advises the Owner Trustee and the Administrative Agent then such Participant shall be exempt from such requirements. Each Person that shall become a Participant or a participant of a Participant shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section 8.2(b); provided, that in the case of a participant of a Participant the obligations of such participant of such Participant pursuant to this Section 8.2(b) shall be determined as if the participant of such Participant were a Participant except that such participant of such Participant shall furnish all such required forms, certifications and statements to such Participant from which the related participation shall have been purchased.

                                8.3 Compensation.

     The Owner Trustee promises to indemnify (with funds provided by the Lessee as Supplemental Rent) and to hold each Participant harmless from any loss or expense which such Participant may sustain or incur as a consequence of the failure of the Lessee to close on any funding to be made on a Commencement Date as identified in any Certificate of Delivery and Acceptance or as a consequence of the making of any payment of Basic Rent or Renewal Rent on any date other than a Scheduled Payment Date. Such indemnification shall be an amount equal to
(i) the amount of interest or yield, as the case may be, which would have accrued or been realized on the amount not funded or the amount paid, as the case may be, for the period from the date of such failure to close or such payment, as the case may be, to the next succeeding Scheduled Payment Date at the rate of interest yield, as the case may be, provided for in the Operative Agreements minus (ii) the amount of interest (as reasonably determined by such Participant) which would have accrued to such Participant on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market.


                            SECTION 9. MISCELLANEOUS

                                  9.1 Consents.

     Each Holder hereby covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Owner Trustee under the terms of the Operative Agreements that by its terms is not to be unreasonably withheld by the Owner Trustee.

                            9.2 Appointment of Agent.

     The Owner Trustee, the Holders and the Lenders hereby designate and appoint the Administrative Agent as the agent for each such Person under this Agreement and the other Operative Agreements to take such action on behalf of such Person under the provisions of Section 6.9 of this Agreement, to receive notices, documents and other items under the Operative Agreements (including, without limitation, pursuant to Sections 2.3(c), 2.8, 3.2(l), 3.3(m), 4.1(a), 4.2(c),
5.3, 5.4, 5.6 and 5.8 of this Agreement and Sections 19 and 21.1 of the Lease) and to take such other action, exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Operative Agreements, together with such other powers as are reasonably incidental thereto. The Owner Trustee and the

Holders, as applicable, hereby designate and appoint the Administrative Agent as the collateral agent for each such Person under this Agreement and the other Operative Agreements to accept and hold the Liens (a) securing the obligations, agreements and covenants of the Owner Trustee in favor of the Holders under the Operative Agreements and granted by the Owner Trustee in favor of the Administrative Agent for the benefit of the Holders under the Loan Agreement and
(b) securing the obligations, agreements and covenants of the Lessee under the Lease and the other Operative Agreements (to the extent such obligations run in favor of the Owner Trustee or the Holders) granted by the Lessee in favor of the Owner Trustee for the benefit of the Holders under the Lease and assigned by the Owner Trustee in favor of the Administrative Agent pursuant to various Uniform Commercial Code financing statements. The Owner Trustee hereby designates and appoints the Administrative Agent as its attorney-in-fact for the purpose of executing UCC-1 financing statements and UCC-3 assignments on behalf of the Owner Trustee to evidence the assignment to the Administrative Agent of UCC-1 financing statements granted by the Lessee in favor of the Owner Trustee. The Administrative Agent hereby accepts such appointments and agrees, promptly upon receipt by the Administrative Agent, to forward copies of all such notices, documents and other items (referenced in the first sentence of this Section 9.2) to the Owner Trustee, the Holders and the Lenders. The Administrative Agent further agrees for the benefit of the Owner Trustee and each Holder and Lender to act on behalf of such parties respecting Uniform Commercial Code filings pertaining to the Equipment and other filings evidencing Liens on the Equipment, to the extent such Uniform Commercial Code filings and other filings relate to Liens in favor of any such party and are made in connection with the Overall Transaction. The preceding sentence is intended as an agreement among the Administrative Agent, the Owner Trustee, and each Holder and Lender and shall in no way impact or diminish the obligations of the Lessee under the Operative Agreements. For purposes of this Section 9.2, the Lenders hereby reaffirm their appointment of the Administrative Agent under the Loan Agreement, and the Administrative Agent hereby reaffirms its acceptance of such appointment. The parties to this Agreement further agree that any successor Administrative Agent appointed pursuant to the terms of the Loan Agreement shall also be subject to approval by the Required Holders.

                                  9.3 Notices.

     Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including without limitation by express mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof or (c) in the case of notice by such a telecommunications device, upon transmission thereof; provided, such transmission is promptly confirmed by any of the methods set forth in clauses
(a) or (b) above or this clause (c), in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to the Lessee:          Apple South, Inc.
                           Corporate Headquarters
                           Hancock at Washington
                           Madison, Georgia  30650
                           Attention:      Mr.  Erich J.  Booth,
                                           Chief Financial Officer
                            Telephone: (706) 342-4552
                            Facsimile: (706) 342-7890

If to the Owner
Trustee:                   First Security Bank, National Association
                           79 South Main Street, 3rd Floor
                           Salt Lake City, Utah 84111
                           Attention:       Mr.  Val T.  Orton
                                            Vice President
                           Telephone:       (801) 246-5300
                           Facsimile:       (801) 246-5053

with a copy to:            the Holder at the address set forth below

If to the Holder:          SunTrust Bank, Atlanta
                           25 Park Place, Mail Code 130
                           Atlanta, Georgia 30303
                           Attention:       Mr. Mark T. MacElroy
                           Telephone:       (404) 724-3513
                           Facsimile:       (404) 827-6695

If to the Administrative
Agent:                     SunTrust Bank, Atlanta
                           25 Park Place, Mail Code 126
                           Atlanta, Georgia 30303
                           Attention:       Mr.  Thomas R.  Banks
                           Telephone:       (404) 724-3293
                           Facsimile:       (404) 588-8833

If to any Lender:          To the addresses of such Lender set forth on the
                              signature pages to the Loan Agreement

If to any Person which becomes a party to this Agreement (including without limitation as a Lender) after the Closing Date, to such address as such Person may from time to time designate by written notice to the other parties hereto.

                          9.4 Successors and Assigns.



     This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms of the Operative
Agreements, including, without limitation, each successive holder of any Certificate and each successive holder of any Note issued and delivered pursuant to this Agreement, the Trust Agreement or the Loan Agreement. Except as expressly provided herein or in the other Operative Agreements, no party hereto may assign its interests herein without the consent of the parties hereto.

                 9.5 Governing Law; Submission To Jurisdiction.

     THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY
CONFLICT-OF-LAWS RULES. EACH PARTY TO THIS AGREEMENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER, (I) HEREBY IRREVOCABLY SUBMITS FOR ITSELF AND ITS PROPERTY TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIA IN FULTON COUNTY, AND TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY, THE SUBJECT MATTER OF ANY THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT BY ANY PARTY OR PARTIES THERETO, OR THEIR SUCCESSORS OR ASSIGNS, (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY OR THE SUBJECT MATTER OF ANY THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURTS AND (III) HEREBY WAIVES ITS RIGHT TO A JURY TRIAL TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. EACH OF THE PARTIES TO THIS AGREEMENT CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 9.3.

                                9.6 Severability.

     Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under the Laws of any applicable jurisdiction, such provision, as to such jurisdiction, shall be, to the extent permitted by Law, ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or in any other jurisdiction.

                                9.7 Counterparts.

     This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all such counterparts together shall constitute one instrument.

                   9.8 The Lessee's Right to Quiet Enjoyment.

     Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Lease, and expressly agrees that with respect to the Lease, so long as no Lease Event of Default has occurred and is continuing thereunder, it or any Person acting on its authority, shall not, through its or any such Person's actions or inactions, interfere with the Lessee's rights under the Lease, including without limitation the right to possession, use and quiet enjoyment by the Lessee or any permitted sublessee of the Equipment leased thereunder.

                          9.9 Limitations of Liability.

     (a) Neither the Lenders, the Owner Trustee, the Holders nor the Administrative Agent shall have any obligation or duty to the Lessee, to any other party hereto or to others with respect to the transactions contemplated hereby, except those obligations or duties of such parties expressly set forth in this Agreement and the other Operative Agreements, and neither the Lenders, the Owner Trustee, the Holders nor the Administrative Agent shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limiting the generality of the foregoing, under no circumstances whatsoever shall the Lenders, the Holders or the Administrative Agent be liable to the Lessee or any other Person for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by the willful misconduct or gross negligence of the Owner Trustee, unless such action or inaction is at the direction of the Lenders, the Holders or the Administrative Agent, as the case may be.

     (b) It is expressly understood and agreed by and among the Owner Trustee, the Lessee, the Holders, the Lenders and the Administrative Agent, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 9.9(b), all representations, warranties and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee only in its capacity as the Owner Trustee under the Trust Agreement, and (except as expressly provided herein) the Owner Trustee shall not be liable in its individual capacity (i) for any breach thereof, except for its gross negligence or willful misconduct, or (ii) for breach of its covenants, representations and warranties contained herein, except to the extent expressly covenanted or made in its individual capacity; provided, however, that nothing in this Section 9.9(b) shall be construed to limit in scope or substance those representations and warranties of the Owner Trustee made expressly in its individual capacity set forth herein. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the Trust Agreement.

                              9.10 Confidentiality.

     Each of the Owner Trustee, the Lenders, the Holders and the Administrative Agent agrees to exercise its best efforts (and, in any event, with at least the same degree of care as it ordinarily exercises with respect to confidential information of its other customers) to keep any information delivered or made available by the Lessee to it, including, without limitation, information obtained by the Owner Trustee, such Lender, such Holder or the Administrative Agent, as the case may be, by reason of a visit or investigation by any Person contemplated in Section 5.2, confidential from any one other than persons employed or retained by the Owner Trustee, such Lender, such Holder or the Administrative Agent, as the case may be, who are or are expected to become engaged in evaluating, approving, structuring or administering the transactions contemplated by the Operative Agreements; provided, however that nothing herein shall prevent the Owner Trustee, any Lender, any Holder or the Administrative Agent from disclosing such information (i) to the Owner Trustee, any other Lender, any other Holder or the Administrative Agent, as the case may be, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Owner Trustee, such Lender, such Holder or the Administrative Agent, as the case may be, (iv) which has been publicly disclosed other than by an act or omission of the Owner Trustee, such Lender, such Holder or the Administrative Agent, as the case may be, except as permitted herein, (v) to the extent reasonably required in connection with any litigation (with respect to this Agreement, any of the other Operative Agreements, in connection with any of the foregoing, or any other obligations of the Lessee or any Subsidiary owing to the Owner Trustee, any Lender, any Holder or the Administrative Agent, as the case may be) to which the Owner Trustee, such Lender, such Holder, the Administrative Agent or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to legal counsel and independent auditors of the Owner Trustee, such Lender, such Holder or the Administrative Agent, as the case may be, and (viii) to any actual or proposed participant, assignee or other transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.10.

                 9.11 Effectiveness and Survival of Indemnities.

     All indemnification obligations of the Lessee, including, without limitation, the indemnities set forth in Section 2.5 and Sections 7 and 8, shall apply from the date of the execution of this Agreement and shall survive the expiration or earlier termination of this Agreement, the other Operative Agreements, and all other documents, instruments, agreements and contracts entered into in connection herewith or otherwise relating to the Equipment, and are expressly made for the benefit of, and shall be enforceable by, each Indemnified Person. Notwithstanding anything in this Agreement or in any other document or agreement to the contrary, any indemnity provided by any Person hereunder (including without limitation Sections 7.1, 7.2, 8.1, 8.2 or 8.3) or in any other Operative Agreement shall survive the termination of this Agreement, the Lease and any other Operative Agreement.

                          9.12 Compliance Certificate.

     The Compliance Certificate, as required to be delivered from time to time by the terms of the Operative Agreements, shall be executed by the President, any Vice President, the Treasurer or the Chief Financial Officer of the Lessee and delivered as required by the applicable provisions of the Operative Agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                                APPLE SOUTH, INC., as the Lessee


                                                     By:
                                                     Name:
                                                     Title:



                           [Signature Pages Continued]


                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                                     FIRST     SECURITY    BANK,
                                                     NATIONAL  ASSOCIATION,  not
                                                     in its individual  capacity
                                                     except     as     expressly
                                                     provided herein, but solely
                                                     as  Owner   Trustee   under
                                                     Apple South Trust No. 97-1


                                                     By:
                                                     Name:
                                                     Title:


                           [Signature Pages Continued]


                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                      SUNTRUST BANK, ATLANTA, as Administrative
                                      Agent



                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:

                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                            SUNTRUST BANK, ATLANTA, as
                                            a Lender



                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:



                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                         SOUTHTRUST BANK, NATIONAL
                                         ASSOCIATION



                                                     By:
                                                     Name:
                                                     Title:


                          [Signatures Pages Continued]

                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                           FIRST UNION NATIONAL BANK



                                                     By:
                                                     Name:
                                                     Title:


                          [Signatures Pages Continued]



                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                              BANKBOSTON, N.A.



                                                     By:
                                                     Name:
                                                     Title:


                          [Signatures Pages Continued]


                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                  AMSOUTH BANK


                                                     By:
                                                     Name:
                                                     Title:


                          [Signatures Pages Continued]

                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                         SUNTRUST BANK, ATLANTA,
                                         as the Holder



                                                     By:
                                                     Name:
                                                     Title:


                                                     By:
                                                     Name:
                                                     Title:




                   [SIGNATURE PAGE TO PARTICIPATION AGREEMENT]

                                  ATTACHMENT A

                (Form of Certificate of Delivery and Acceptance)

                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

     THIS CERTIFICATE OF DELIVERY AND ACCEPTANCE dated as of____________, ____, 199_ is given by APPLE SOUTH, INC., as Lessee, under that certain Master Equipment Lease Agreement (Apple South Trust No. 97-1) dated as of September 24, 1997 (as amended, modified, supplemented, restated or replaced from time to time, the "Lease") between Lessor and Lessee, pursuant to the terms of Section 2.3(b) of the Participation Agreement (such term and other capitalized terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Agreement). The Lessee hereby makes the following requests and certifications:

         1.       The Lessee requests that:

                  a. The Units described in Annex 1 (the "Class of Equipment") be leased to the Lessee pursuant to the Lease.

                  b. The Commencement Date for funding of the Class of Equipment is---------.

         2.       The Lessee certifies that:

                  a. The aggregate Equipment Cost of the Class of Equipment is $_________.

                  b. The allocation of the Equipment Cost of the Class of Equipment by state is set forth in Annex 2 and is true and correct.

                  c. As between the Lessee and the Lessor, the Lessee unconditionally accepts all of the Units in the Class of Equipment listed on the attached Annex 1 and hereby subjects such Units to the Lease.

                  d. As between the Lessee and the Lessor, all of the Units in the Class of Equipment are adequate to operate in commercial service, comply with all Laws governing the service in which such Units are being placed by the Lessee and have been delivered directly by the applicable Seller to the Lessee, and the Lessee is unaware of any defects in or damage to such Units.

                  e. The undersigned person signing on behalf of the Lessee is duly authorized to execute and deliver this Certificate of Delivery and Acceptance.

                                      A-1-

                  f. No Lease Event of Default has occurred and is continuing, and no Loan Agreement Event of Default has occurred and is continuing.


                          [The remainder of this page has been intentionally
                           left blank.]


                     DATED: ____________1 APPLE SOUTH, INC.




                                                     By:
                                                     Name:
                                                     Title:


--------
         1 Notice must be dated no later than 15 Business Days prior to the requested Commencement Date.

                                      A-2-

                                     ANNEX 1
                    to Certificate of Delivery and Acceptance

                   DESCRIPTION OF THE EQUIPMENT/EQUIPMENT COST

                                       Per            Store Location
                                       Unit    Total     (County
Make   Model   Serial No.  Quantity    Cost    Cost      and State)      Store #
----   -----   ------ --   --------    ----    ----      --- ------      ----- -



                                      A-3-

                                     ANNEX 2
                    to Certificate of Delivery and Acceptance

             Allocation of Equipment Cost among the Approved States



                                      A-4-

                                  ATTACHMENT B

                        (Form of Compliance Certificate)

                             COMPLIANCE CERTIFICATE

     Reference is made to that certain Participation Agreement dated as of September 24, 1997 (as modified and supplemented and in effect from time to time, the "Participation Agreement") among Apple South, Inc. (the "Lessee"), First Security Bank National Association, in its capacity as Owner Trustee of Apple South Trust No. 97-1, SunTrust Bank, Atlanta, as the Holder, the Lenders from time to time party thereto, and SunTrust Bank as Administrative Agent as ascribed thereto in the Participation Agreement.

     Pursuant to Section 5.1(c) of the Participation Agreement, the undersigned, the [Chief Financial Officer/Chief Accounting Officer] of the Lessee, hereby certifies that (i) attached hereto as Annex 1 are the true and accurate calculations required to establish whether the Lessee was in compliance with Sections 5.3, 5.4, 5.5, 5.6 and 5.11 of the Participation Agreement as of the end of the Fiscal [Quarter/Year] ended __________, 19__, each determined in accordance with the requirements of the Participation Agreement and (ii) [no Event of Default, Potential Default, Lease Event of Default, Lease Default, Loan Agreement Default or Loan Agreement Event of Default exists on the date hereof] [the following Event of Defaults, Potential Defaults, Lease Event of Defaults, Lease Defaults, Loan Agreement Defaults or Loan Agreement Events of Default (including the details thereof) exist and the Lessee is taking or proposes to take the following actions with respect thereto]:

                             ======================
                             ======================

     In addition, the attached [audited] [unaudited] financial statements have been prepared by the Lessee in accordance with generally accepted accounting principles and, in the judgment of management, present fairly and consistently the Lessee's financial position and results of operations.



                                      B-1-

     IN WITNESS  WHEREOF,  the undersigned has executed this  Certificate in his
capacity  as  [Chief  Financial   Officer/Chief   Accounting  Officer]  and  not
personally as of the ____ day of __________, 199___.




                                            By:_________________________________
                                                    _______________________,
                                                    as    _________________,
                                                    for  and  on  behalf  of
                                                    Apple South, Inc.




                                      B-2-

                                  ATTACHMENT C

                  (Form of Assignment and Assumption Agreement)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     Reference is made to the Loan and Security Agreement, dated as of September 24, 1997 (together with all amendments and modifications thereto, the "Agreement"), by and among First Security Bank, National Association, as Owner Trustee under Apple South Trust No. 97-1 (the "Owner Trustee"), certain financial institutions party thereto (the "Lenders") and SunTrust Bank, Atlanta, as Administrative Agent (the "Administrative Agent"). Terms used herein and not otherwise defined herein or in the Agreement shall have the meanings specified therefor in Appendix A to that certain Participation Agreement, dated as of September 24, 1997 (as it may be amended or otherwise modified from time to time, (the "Participation Agreement"), by and among Apple South, Inc., as the Lessee (the "Lessee"), the Owner Trustee, SunTrust Bank, Atlanta (the "Holder"), the Administrative Agent and the Lenders.

     [Name of Assignor], in its capacity as Lender under the Participation Agreement (the "Assignor") and [Name of Assignee] (the "Assignee") hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Notes, the Loans and all of the Assignor's right, title, interest and obligations under the Agreement (the "Assignor's Interest"), such interest acquired by the Assignee hereunder expressed as a percentage of all rights and obligations of the Lenders being equal to the percentage equivalent of a fraction, the numerator of which is $[__________] and the denominator of which is the aggregate Lender Commitments of all Lenders.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the Assignor's Interest being assigned by it hereunder and that such Assignor's Interest is free and clear of any Lien created by it; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Operative Agreements, the Notes or the Loans or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Operative Agreements, the Notes or the Loans; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Owner Trustee or the Lessee or the performance or observance by the Owner Trustee or the Lessee of any of its respective obligations under the Agreement or any instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Operative Agreements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement and purchase the

                                      C-1-

Assignor's Interest from the Assignor; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any of its Affiliates, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Agreements to which the Assignor is a party; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Operative Agreements as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints the Administrative Agent to enforce its respective rights and interests in and under the Agreement and the Collateral in accordance with the Operative Agreements; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Operative Agreements are required to be performed by it as a Lender; (vi) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof, (vii) attaches the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty; and (viii) represents and warrants to the Assignor that (A) it is duly organized and in good standing under the laws of its jurisdiction of organization, (B) its execution, delivery and performance of this Agreement have been duly authorized and (C) this Agreement is enforceable against it in accordance with its terms.

     4. The effective date for this Assignment and Assumption Agreement shall be the later of (i) the date on which the Administrative Agent receives this Assignment and Assumption Agreement executed by the parties hereto, and receives the consent of the Lessee and the Administrative Agent, (provided, however, the consent of the Lessee shall not be required if a Default or Event of Default has occurred and is continuing), and (ii) the date of this Assignment and Assumption Agreement (the "Effective Date"). Following the execution of this Assignment and Assumption Agreement and the consent of the Lessee and the Administrative Agent (provided, however, the consent of the Lessee shall not be required if a Default or Event of Default has occurred and is continuing), this Assignment and Assumption Agreement shall be delivered to the Administrative Agent for acceptance and, with respect to the Agreement, recording by the Administrative Agent.

     5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Agreement.

     6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments in respect of such interest in the

                                      C-2-
related principal of and interest on the Loans allocable to the related Lender and fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

              7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE
         GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
                               STATE OF GEORGIA.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                      C-3-

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the __ day of ____ 199_.


                                   [ASSIGNOR]



                                                     By:
                                                     Name:
                                                     Title:

                                   [ASSIGNEE]


                                                     By:
                                                     Name:
                                                     Title:


Address for notices and Account for payments:

For Credit Matters:                         For Administrative Matters:

[NAME]                                               [NAME]

=====================                       ====================
Attn: ________________              Attn: _______________
Telephone:(___)___-____                     Telephone:(___)___-___
Telefax:(___)___-____               Telefax:(___)___-____

Account for Payments:

NAME

--------------
ABA Number:___-___-___
Account Number: _______
Attn: ________________
Re: ______________


                                      C-4-

Consented to this __ day
of ________ 199_


SUNTRUST BANK, ATLANTA, as Administrative Agent


By:
Name:
Title:



By:
Name:
Title:


[if required] APPLE SOUTH, INC., as the Lessee


By:
Name:
Title:


Accepted this ___ day
of ___________, 199_


SUNTRUST BANK, ATLANTA, as Administrative Agent


By:
Name:
Title:



By:
Name:
Title:


                                      C-5-

                                 SCHEDULE 3.2(h)

                                  Subsidiaries

                                  SCHEDULE 5.7

                                 Existing Liens